Federal Public Service
CVM -Brazilian Securities and exchange comission
DFP - FINANCIAL STATEMENTS Base date - 12/31/2002 Corporate Legislation Commercial Companies, Industrial Companies, and others

The registration with the CVM does not imply any evaluation whatsoever of the Company, whose officers are responsible for the accuracy of the information provided.



01.01  - IDENTIFICATION
----------------------------------------------------------------------------------------------------------------------------------
1 -  CVM code                         2 - company's name                                            3 -CNPJ
01444-3                               CIA SANEAMENTO BASICO ESTADO SAO PAULO                        43.776.517/0001-80
----------------------------------------------------------------------------------------------------------------------------------
4 - NIRE
35300016831
----------------------------------------------------------------------------------------------------------------------------------




01.02  - HEAD-OFFICE
----------------------------------------------------------------------------------------------------------------------------------
1 - full address                                                                    2 - district
Rua Costa Carvalho, 300                                                             Pinheiros
----------------------------------------------------------------------------------------------------------------------------------
3 - zip code                 4 - city                                                                                 5 - state
05429-900                    Sao Paulo                                                                                SP
----------------------------------------------------------------------------------------------------------------------------------
6 -  area code               7 - telephone              8 - telephone               9 - telephone          10 - TELEX
011                          3388-8000                  3388-8200                   3388-8201
----------------------------------------------------------------------------------------------------------------------------------
11 - area code               12 - FAX                   13 - FAX                    14 - FAX
011                          3813-0254                               -                        -
----------------------------------------------------------------------------------------------------------------------------------
15 - E-MAIL
marce@sabesp.com.br
----------------------------------------------------------------------------------------------------------------------------------




01.03  -INVESTOR RELATIONS OFFICER (Company's Mail Address)
----------------------------------------------------------------------------------------------------------------------------------
1 - name
Reinaldo Jose Rodriguez de Campos
----------------------------------------------------------------------------------------------------------------------------------
2 - full address                                                                    3 - district
Rua Costa Carvalho, 300                                                             Pinheiros
----------------------------------------------------------------------------------------------------------------------------------
4 - zip code                 5 - city                                                                                 6 - state
05429-900                    Sao Paulo                                                                                SP
----------------------------------------------------------------------------------------------------------------------------------
7 - area code                8 - telephone              9 - telephone               10 - telephone         11 - TELEX
011                          3388-8247
----------------------------------------------------------------------------------------------------------------------------------
12 -  area code              13 - FAX                   14 - FAX                    15 - FAX
011                          3815-4465                                   -                         -
----------------------------------------------------------------------------------------------------------------------------------
16 - E-MAIL
rjcampos@sabesp.com.br
----------------------------------------------------------------------------------------------------------------------------------




01.04  - REFERENCE / AUDITOR
----------------------------------------------------------------------------------------------------------------------------------
Fiscal year                          1 - beginning                                2 - end
----------------------------------------------------------------------------------------------------------------------------------
1 - Last                                                  01/01/2002                                     31/12/2002
----------------------------------------------------------------------------------------------------------------------------------
2 - next to last                                          01/01/2001                                     31/12/2001
----------------------------------------------------------------------------------------------------------------------------------
3 - last but two                                          01/01/2000                                     31/12/2000
----------------------------------------------------------------------------------------------------------------------------------
4 - Auditor's /Corporate name                                                                     5 - CVM code
PRICEWATERHOUSECOOPERS AUDITORES INDEPENDENTES                                                    00287-9
----------------------------------------------------------------------------------------------------------------------------------
6 - Person responsible for technical matters                                                      7 - CPF of person responsible for
Julio Cesar dos Santos                                                                            technical matters
                                                                                                  591.515.108-63
----------------------------------------------------------------------------------------------------------------------------------



01.01 - IDENTIFICATION
----------------------------------------------------------------------------------------------------------------------------------
1 - CVM code                          2 - Company's Name                                            3 -CNPJ
01444-3                               CIA SANEAMENTO BASICO ESTADO SAO PAULO                        43.776.517/0001-80
----------------------------------------------------------------------------------------------------------------------------------




01.05  - CAPITAL STOCK COMPOSITION
----------------------------------------------------------------------------------------------------------------------------------
Number of  shares                                 1                               2                              3
           (thousand)                        31/12/2002                      31/12/2001                      31/12/2000
----------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital
----------------------------------------------------------------------------------------------------------------------------------
1 - Common Shares                                      28,479,577                      28,479,577                      28,479,577
----------------------------------------------------------------------------------------------------------------------------------
2 - Preferred Shares                                            0                               0                               0
----------------------------------------------------------------------------------------------------------------------------------
3 - Total                                              28,479,577                      28,479,577                      28,479,577
----------------------------------------------------------------------------------------------------------------------------------
Treasury Shares
----------------------------------------------------------------------------------------------------------------------------------
1 - Common Shares                                               0                               0                               0
----------------------------------------------------------------------------------------------------------------------------------
2 - Preferred Shares                                            0                               0                               0
----------------------------------------------------------------------------------------------------------------------------------
6 - Total                                                       0                               0                               0
----------------------------------------------------------------------------------------------------------------------------------




01.06  - COMPANY'S CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------
1 -  company's type
Commercial, Industrial and Other Companies
----------------------------------------------------------------------------------------------------------------------------------
2 -  status's type
Operating
----------------------------------------------------------------------------------------------------------------------------------
3 - Nature of stockholding control
State-owned
----------------------------------------------------------------------------------------------------------------------------------
4 - activity code
1990300 - Water, Sanitation and Gas Services
----------------------------------------------------------------------------------------------------------------------------------
5 - Main activity
Water treatment and distribution; Sewer collection and treatment
----------------------------------------------------------------------------------------------------------------------------------
6 - Type of consolidated
Not submitted
----------------------------------------------------------------------------------------------------------------------------------




01.07  - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------------------------
1 - ITEM                      2 - CNPJ                        3 - company's name
----------------------------------------------------------------------------------------------------------------------------------





01.08  - CASH INCOME DELIBERATED AND/OR PAID DURING AND AFTER THE QUARTER
----------------------------------------------------------------------------------------------------------------------------------
1 - ITEM   2 - event   3 - approval    4 - income                        6 - beginning  6 - type of share 7 - income per share
                                                                         the payment
----------------------------------------------------------------------------------------------------------------------------------
01         RCA         04/29/2002      Interests on own capital          06/25/2003      ON                       0,0038000000
----------------------------------------------------------------------------------------------------------------------------------





01.09  - INVESTORS RELATIONS OFFICER
----------------------------------------------------------------------------------------------------------------------------------
1 - Date             2 - signature
03/19/2003
----------------------------------------------------------------------------------------------------------------------------------



01.01 - IDENTIFICATION
----------------------------------------------------------------------------------------------------------------------------------
1 - CVM code                          2 - Company's Name                                            3 -CNPJ
01444-3                               CIA SANEAMENTO BASICO ESTADO SAO PAULO                        43.776.517/0001-80
----------------------------------------------------------------------------------------------------------------------------------



   02.01 BALANCE SHEET - ASSETS (THOUSAND REAIS)

     ---------------------------------------------------------------------------------------------------------------------
     Account code            Account description                          31/12/2002       31/12/2001       31/12/2000
     ---------------------------------------------------------------------------------------------------------------------
     1                       Total Assets                                    16,331,937        15,917,884      15,192,145
     ---------------------------------------------------------------------------------------------------------------------
     1.01                    Current assets                                   1,592,186         1,371,081       1,524,518
     ---------------------------------------------------------------------------------------------------------------------
     1,01.01                 Cash                                               462,138           460,220         232,708
     ---------------------------------------------------------------------------------------------------------------------
     1.01.01.01              Cash and cash equivalents                          412,650           328,744         232,708
     ---------------------------------------------------------------------------------------------------------------------
     1.01.01.02              Treasury Debentures                                 47,467            47,432               0
     ---------------------------------------------------------------------------------------------------------------------
     1.01.01.03              Foreign Currency cash                                    0            82,181               0
     ---------------------------------------------------------------------------------------------------------------------
     1.01.01.04              Other Cash Equivalents                               2,021             1,863               0
     ---------------------------------------------------------------------------------------------------------------------
     1.01.02                 Credits                                            911,235           811,736         996,379
     ---------------------------------------------------------------------------------------------------------------------
     1.01.02.01              Customers                                          911,235           811,736         996,379
     ---------------------------------------------------------------------------------------------------------------------
     1.01.03                 Inventories                                         22,642            21,887          32,776
     ---------------------------------------------------------------------------------------------------------------------
     1.01.03.01              Operational warehouse                               22,642            21,887          32,776
     ---------------------------------------------------------------------------------------------------------------------
     1.01.04                 Others                                             196,171            77,238         262,655
     ---------------------------------------------------------------------------------------------------------------------
     1.01.04.01              Accounts Receivable from Shareholder               116,990            19,740         253,549
     ---------------------------------------------------------------------------------------------------------------------
     1.01.04.02              Taxes carry forward                                      0            27,415           4,669
     ---------------------------------------------------------------------------------------------------------------------
     1.01.04.03              Deferred Taxes and Contributions                    58,502                 0               0
     ---------------------------------------------------------------------------------------------------------------------
     1.01.04.04              Other Accounts Receivable                           20,679            30,083           4,437
     ---------------------------------------------------------------------------------------------------------------------
     1.02                    Long Term Assets                                 1,018,550           920,462         213,807
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01                 Sundry credits                                   1,018,550           920,462         213,807
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01.01              Customers                                           12,409            11,017           7,668
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01.02              Indemnities Receivable                             148,794           148,794         148,794
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01.03              Judicial deposits and others                        23,507            16,092          18,309
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01.04               GESP Agreement                                    607,374           649,057               0
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01.05              Deferred Taxes and Contributions                  206,033            91,340          32,418
     ---------------------------------------------------------------------------------------------------------------------
     1.02.01.06              Other Accounts Receivable                           20,433             4,162           6,618
     ---------------------------------------------------------------------------------------------------------------------
     1.03                    Permanent Assets                                13,721,201        13,626,341      13,453,820
     ---------------------------------------------------------------------------------------------------------------------
     1.03.01                 Investments                                            740               740             740
     ---------------------------------------------------------------------------------------------------------------------
     1.03.01.03              Other investments                                      740               740             740
     ---------------------------------------------------------------------------------------------------------------------
     1.03.01.03.01           Shares of other companies                              669               669             669
     ---------------------------------------------------------------------------------------------------------------------
     1.03.01.03.02           Shares of other companies with tax                      49                49              49
                             incentive
     ---------------------------------------------------------------------------------------------------------------------
     1.03.01.03.03           Compulsory Deposits - Eletrobras                        22                22              22
     ---------------------------------------------------------------------------------------------------------------------
     1.03.02                 Fixed Assets                                    13,608,369        13,509,950      13,346,363
     ---------------------------------------------------------------------------------------------------------------------
     1.03.02.01              Technical Fixed Assets                          11,115,230        11,106,128      11,276,425
     ---------------------------------------------------------------------------------------------------------------------
     1.03.02.02              Work in progress                                 2,493,139         2.403,822       2,069,938
     ---------------------------------------------------------------------------------------------------------------------
     1.03.03                 Deferred Assets                                    112,092           115,651         106,717
     ---------------------------------------------------------------------------------------------------------------------
     1.03.03.01              Organizational and reorganizational                112,092           115,651         106,717
                             expenses
     ---------------------------------------------------------------------------------------------------------------------




01.01 -  IDENTIFICATION
---------------------------------------------------------------------------------------------------------------------
1 -  CVM CODE            2 - Company's name                                             3 -CNPJ
01444-3                  CIA SANEAMENTO BASICO ESTADO SAO PAULO                         43.776.517/0001-80
---------------------------------------------------------------------------------------------------------------------




02.02 - BALANCE SHEET  - LIABILITIES (THOUSAND REAIS)

--------------------------------------------------------------------------------------------------------------------
Account code            Account Description                           31/12/2002      31/12/2001      31/12/2000
--------------------------------------------------------------------------------------------------------------------
2                       Total liabilities                           16,331,937      15,917,884      15,192,145
--------------------------------------------------------------------------------------------------------------------
2.01                    Current liabilities                          2,021,285       1,518,559         789,502
--------------------------------------------------------------------------------------------------------------------
2.01.01                 Loans and Financing                          1,300,661         546,076         380,907
--------------------------------------------------------------------------------------------------------------------
2.01.02                 Debentures                                      31,808           3,246             746
--------------------------------------------------------------------------------------------------------------------
2.01.02.01              Interest on debentures                          31,808           3,246             746
--------------------------------------------------------------------------------------------------------------------
2.01.03                 Suppliers                                       36,611          81,023          56,442
--------------------------------------------------------------------------------------------------------------------
2.01.04                 Taxes, Fees and Contributions                   98,006          80,189          76,203
--------------------------------------------------------------------------------------------------------------------
2.01.04.01              Refis Program                                   63,193          57,274          52,103
--------------------------------------------------------------------------------------------------------------------
2.01.04.02              Cofins and Pasep                                20,019           5,898           6,200
--------------------------------------------------------------------------------------------------------------------
2.01.04.03              Income taxes                                         0               0           3,677
--------------------------------------------------------------------------------------------------------------------
2.01.04.04              Social Security (INSS)                          12,910          10,121           9,810
--------------------------------------------------------------------------------------------------------------------
2.01.04.05              Others                                           1,884           6,896           4,417
--------------------------------------------------------------------------------------------------------------------
2.01.06                 Provisions                                     264,378         240,600         160,700
--------------------------------------------------------------------------------------------------------------------
2.01.06.01              Vacations                                       81,881          71,890          67,791
--------------------------------------------------------------------------------------------------------------------
2.01.06.02              Cofins/Pasep - Law 9718/98                     170,494         111,035          63,420
--------------------------------------------------------------------------------------------------------------------
2.01.06.03              Contingencies with suppliers                         0               0          27,000
--------------------------------------------------------------------------------------------------------------------
2.01.06.04              Payroll Charges                                  2,562           2,470           2,489
--------------------------------------------------------------------------------------------------------------------
2.01.06.05              Finsocial                                        7,872          51,753               0
--------------------------------------------------------------------------------------------------------------------
2.01.06.06              Contingencies with customers                     1,569           3,452               0
--------------------------------------------------------------------------------------------------------------------
2.01.08                 Others                                         289,821         567,425         114,500
--------------------------------------------------------------------------------------------------------------------
2.01.08.01              Salaries and charges                             1,308             953          23,168
--------------------------------------------------------------------------------------------------------------------
2.01.08.02              Services                                        39,987          35,499          48,273
--------------------------------------------------------------------------------------------------------------------
2.01.08.03              Interest attributed to shareholders' equity    235,255         528,341         35,637
--------------------------------------------------------------------------------------------------------------------
2.01.08.04              Deferred taxes and contributions                 9,903               0              0
--------------------------------------------------------------------------------------------------------------------
2.01.08.05              Others liabilities                               3,368           2,632          7,422
--------------------------------------------------------------------------------------------------------------------
2.02                    Long term liabilities                        7,064,176       6,402,635      6,134,170
--------------------------------------------------------------------------------------------------------------------
2.02.01                 Loans and financing                          5,458,407       5,207,535      5,202,962
--------------------------------------------------------------------------------------------------------------------
2.02.02                 Debentures                                   1,134,247         713,094        413,094
--------------------------------------------------------------------------------------------------------------------
2.02.02.01              Debentures 3rd issuance                        413,094         413,094        413,094
--------------------------------------------------------------------------------------------------------------------
2.02.02.02              Debentures 4th issuance                        300,000         300,000              0
--------------------------------------------------------------------------------------------------------------------
2.02.02.03              Debentures 5th issuance                        421,153               0              0
--------------------------------------------------------------------------------------------------------------------
2.02.03                 Provisions                                     237,370          76,625         27,616
--------------------------------------------------------------------------------------------------------------------
2.02.03.01              Prov. For labor indemnities                     19,131          15,267         26,783
--------------------------------------------------------------------------------------------------------------------
2.02.03.02              Civil court                                     11,329           2,566              0
--------------------------------------------------------------------------------------------------------------------
2.02.03.03              Social securities charges                        6,000           4,874              0
--------------------------------------------------------------------------------------------------------------------
2.02.03.04              Suppliers                                      107,380          53,418              0
--------------------------------------------------------------------------------------------------------------------
2.02.03.05              Customers                                       89,066               0              0
--------------------------------------------------------------------------------------------------------------------
2.02.03.06              Others                                           4,464             500            833
--------------------------------------------------------------------------------------------------------------------




01.01 -  IDENTIFICATION
------------------------------------------------------------------------------------------------------------------
1 -  CVM CODE         2 - Company's name                                            3 -CNPJ
01444-3               CIA SANEAMENTO BASICO ESTADO SAO PAULO                        43.776.517/0001-80
------------------------------------------------------------------------------------------------------------------




02.02 - BALANCE SHEET  - LIABILITIES (THOUSAND REAIS)

--------------------------------------------------------------------------------------------------------------------
Account code            Account Description                        31/12/2002      31/12/2001      31/12/2000
-------------------------------------------------------------------------------------------------------------------
2.02.05                 Others                                      234,152         405,381         490,498
--------------------------------------------------------------------------------------------------------------------
2.02.05.01              Deferred taxes and contributions             75,880         256,839         309,093
--------------------------------------------------------------------------------------------------------------------
2.02.05.02              Refis Program                                73,725         124,093         164,992
--------------------------------------------------------------------------------------------------------------------
2.02.05.03              Actuarial obligation                         68,336           8,238           8,531
--------------------------------------------------------------------------------------------------------------------
2.02.05.04              Others liabilities                           16,211          16,211           7,882
--------------------------------------------------------------------------------------------------------------------
2.05                    Shareholders' Equity                      7,246,476       7,996,690       8,268,473
--------------------------------------------------------------------------------------------------------------------
2.05.01                 Paid-in capital                           3,403,688       3,403,688       3,403,688
--------------------------------------------------------------------------------------------------------------------
2.05.02                 Capital reserves                             49,503          40,979          39,141
--------------------------------------------------------------------------------------------------------------------
2.05.02.01              Aid for works                                33,723          25,199          23,361
--------------------------------------------------------------------------------------------------------------------
2.05.02.02              Incentive reserves                           15,780          15,780          15,780
--------------------------------------------------------------------------------------------------------------------
2.05.03                 Revaluation reserves                      2,857,965       2,953,806       3,083,658
--------------------------------------------------------------------------------------------------------------------
2.05.03.01              Owned Assets                              2,857,965       2,953,806       3,083,658
--------------------------------------------------------------------------------------------------------------------
2.05.04                 Profit reserves                             935,320       1,598,217       1,741,986
--------------------------------------------------------------------------------------------------------------------
2.05.04.01              Legal reserve                               104,674         104,674          93,863
--------------------------------------------------------------------------------------------------------------------
2.05.04.07              Other profit reserves                       830,646       1,493,543       1,648,123
--------------------------------------------------------------------------------------------------------------------
2.05.04.07.01           Investment reserve                          830,646       1,493,543       1,648,123
--------------------------------------------------------------------------------------------------------------------



01.01 -  IDENTIFICATION
---------------------------------------------------------------------------------------------------------------------------------
1 -  CVM CODE                 2 - Company's name                                                      3 -CNPJ
 01444-3                      CIA SANEAMENTO BASICO ESTADO SAO PAULO                                  43.776.517/0001-80
---------------------------------------------------------------------------------------------------------------------------------




03.01 - INCOME STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------
Account code          Account description                                   01/01/2002 to       01/01/2001 to       01/01/2000 to
                                                                             31/12/2002          31/12/2001           31/12/2000
-----------------------------------------------------------------------------------------------------------------------------------
3.01                  Gross revenues sales and/or services                        3,962,436          3,543,508          3,457,953
-----------------------------------------------------------------------------------------------------------------------------------
3.02                  Gross revenue deductions                                     (195,289)          (108,741)          (102,202)
-----------------------------------------------------------------------------------------------------------------------------------
3.03                  Net revenues sales and/or services                          3,767,147          3,434,767          3,355,751
-----------------------------------------------------------------------------------------------------------------------------------
3.04                  Cost of  goods sold and for services rendered              (1,814,976)        (1,590,435)        (1,474,068)
-----------------------------------------------------------------------------------------------------------------------------------
3.05                  Gross income                                                 1,952,171         1,844,332           1,881,683
-----------------------------------------------------------------------------------------------------------------------------------
3.06                  Operating expense/revenue                                  (2,887,456)        (1,640,884)        (1,207,798)
-----------------------------------------------------------------------------------------------------------------------------------
3.06.01               Selling expenses                                             (385,139)          (332,597)          (332,738)
-----------------------------------------------------------------------------------------------------------------------------------
3.06.02               General and administrative expense                           (226,024)          (203,135)          (137,349)
-----------------------------------------------------------------------------------------------------------------------------------
3.06.03               Financial                                                  (2,276,293)        (1,105,152)          (737,711)
-----------------------------------------------------------------------------------------------------------------------------------
3.06.03.01            Financial revenues                                             142,753            99,938             101,533
-----------------------------------------------------------------------------------------------------------------------------------
3.06.03.02            Financial expenses                                         (2,419,046)        (1,205,090)          (839,244)
-----------------------------------------------------------------------------------------------------------------------------------
3.06.04               Other operating revenues                                             0                  0                  0
-----------------------------------------------------------------------------------------------------------------------------------
3.06.05               Other operating expenses                                             0                  0                  0
-----------------------------------------------------------------------------------------------------------------------------------
3.07                  Operating income                                             (935,285)           203,448             673,885
-----------------------------------------------------------------------------------------------------------------------------------
3.08                  Non-Operating income                                           (3,424)           (76,920)           (82,300)
-----------------------------------------------------------------------------------------------------------------------------------
3.08.01               Revenues                                                        16,646            11,590              23,822
-----------------------------------------------------------------------------------------------------------------------------------
3.08.02               Expenses                                                      (20,070)           (88,510)          (106,122)
-----------------------------------------------------------------------------------------------------------------------------------
3.08.02.01            Loss on disposal of fixed assets                              (16,479)           (84,948)          (118,722)
-----------------------------------------------------------------------------------------------------------------------------------
3.08.02.02            Others                                                         (3,591)            (3,562)             12,600
-----------------------------------------------------------------------------------------------------------------------------------
3.09                  Income before tax/participations                             (938,709)           126,528             591,585
-----------------------------------------------------------------------------------------------------------------------------------



01.01 -  IDENTIFICATION
----------------------------------------------------------------------------------------------------------------------------------
1 -  CVM CODE          2 - Company's name                                                          3 -CNPJ
01444-3                CIA SANEAMENTO BASICO ESTADO SAO PAULO                                      43.776.517/0001-80
----------------------------------------------------------------------------------------------------------------------------------




03.01 - INCOME STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------
Account code          Account description                                    01/01/2002 to     01/01/2001 to       01/01/2000 to
                                                                              31/12/2002         31/12/2001          31/12/2000
-----------------------------------------------------------------------------------------------------------------------------------
3.10                  Social Contribution provision                                   (2,842)          (21,477)          (128,139)
-----------------------------------------------------------------------------------------------------------------------------------
3.10.01               Income tax provision                                            (2,842)          (21,477)          (110,025)
-----------------------------------------------------------------------------------------------------------------------------------
3.10.02               Social contribution provision                                         0                 0           (18,114)
-----------------------------------------------------------------------------------------------------------------------------------
3.11                  Deferred income tax                                             326,157           111,176             57,989
-----------------------------------------------------------------------------------------------------------------------------------
3.11.01               Deferred income tax                                              60,531            36,090             14,850
-----------------------------------------------------------------------------------------------------------------------------------
3.11.02               Deferred social contribution                                     86,358            27,805            (4,152)
-----------------------------------------------------------------------------------------------------------------------------------
3.11.03               Deferred income tax reversal                                    179,268            47,281             47,291
-----------------------------------------------------------------------------------------------------------------------------------
3.12                  Statutory Participations/contributions                         (35,122)                 0                  0
-----------------------------------------------------------------------------------------------------------------------------------
3.12.01               Participations                                                        0                 0                  0
-----------------------------------------------------------------------------------------------------------------------------------
3.12.02               Contributions                                                  (35,122)                 0                  0
-----------------------------------------------------------------------------------------------------------------------------------
3.12.02.01            Extraordinary item                                             (35,122)                 0                  0
-----------------------------------------------------------------------------------------------------------------------------------
3.13                  Reversal of interest attributed to shareholders'                      0                 0                  0
                      equity
-----------------------------------------------------------------------------------------------------------------------------------
3.15                  Profit/loss for the fiscal year                               (650,516)           216,227            521,435
-----------------------------------------------------------------------------------------------------------------------------------
                      Number of the shares, ex-treasury shares (thou)              28,479,577        28,479,577         28,479,577
-----------------------------------------------------------------------------------------------------------------------------------
                      Per share profit                                                                  0.00759            0.01831
-----------------------------------------------------------------------------------------------------------------------------------
                      Per share loss                                                (0.02284)
-----------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT REPORT - 2002

The Management of the Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP (the Sao Paulo State Water and Sewage Services Company) hereby submits to its shareholders the Management Report, the Financial Statements, and the opinions of the Independent Auditors and of the Audit Committee for the year 2002.

1. MESSAGE TO THE SHAREHOLDERS

The financial and economic environment for 2002 was marked by substantial turbulence in the financial market, especially as a result of the major devaluation of the real relative to the US dollar (-34%). Inflation, as measured through the Getulio Vargas Foundation's IGP-DI general price index, closed the year at 26.4%, as a result of the impact on price indexes of the foreign exchange rate fluctuation.

As if high inflation and substantial devaluation of the local currency were not enough, Sabesp's economic and financial performance was influenced by the rise of the domestic prime interest rate (Selic).

Nevertheless, despite this adverse economic environment, Sabesp's Net Operating Revenues rose by 9.7% to R$3,767 million in 2002, from R$ 3,435 million in 2001, which contributed to the increase in the EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to R$ 1,860 million, a figure 4.2% above the 2001 EBITDA of R$1,786 million).

Thanks to these Operating Results, Sabesp was able to implement an investment program of the order of R$ 619 million, thereby assuring the continuity of quality water and sewage services to 25 million people in the State of Sao Paulo.

In 2002, Sabesp joined the New Market of the Sao Paulo Stock Exchange (Bovespa), which clearly reflects its social responsibility and concern for its shareholders, besides indicating that it is committed to the ongoing improvement of its corporate governance practices.

Yet another important progress this year was the launching of shares on the New York Stock Exchange, in the form of Level III American Depositary Receipts
(ADRs), which definitely transforms the company into a player in the international stock market.

Sabesp is beginning 2003 under the leadership of a new board of directors, which is emphasizing the maximization of corporate results, on the basis of three programs:
o Cost cutting through the implementation of a series of measures, including the renegotiation of contracts for supplying electric power and the rationalization of the purchase of treatment materials, amongst countless other measures.
o Increasing revenues, fighting fraud and expanding the company's operations base;
o Optimization of the asset base and implementation of an institutional asset policy.

2. THE COMPANY

Currently, the Company's activities include directly supplying sanitation to the population of 366 of the 645 Sao Paulo State municipalities, in addition to the sale of treated water and sewage treatment of another 7 municipalities in the Sao Paulo Metropolitan Area, which operate their own systems.

In 2002, Sabesp distributed water both directly and indirectly to some 25 million inhabitants through a distribution and water mains network with over 54 thousand km. The Company also provided sewage services to some 16.8 million inhabitants through a collection system involving more than 34 thousand km of sewers.

In 2002, the Sao Paulo Metropolitan Area accounted for most of the sales and services rendered (76%), whereas the Interior and Coastal areas accounted for 16% and 8% respectively.

Through the Regional Management Commissions, Sabesp's interaction with municipalities has increased significantly, bringing the company even closer to its consumers in its quest for improved operating and financial balance, thereby enhancing its attractiveness to those municipalities that the Company does not yet service.

3. NET REVENUES

Net revenues growth in 2002 reflects the gradual return to normal customer consumption habits following the end of the Energy Rationing Program and the 8.22% fee readjustment implemented in August 2002.

                              Net Revenues
                              (R$ billion)
                              ------------
1995.............................  1.9
1996.............................  2.4
1997.............................  2.9
1998.............................  3.1
1999.............................  3.2
2000.............................  3.4
2001.............................  3.5
2002.............................  3.8

4. OPERATING RESULTS

Sabesp's EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) grew in line with the Company's revenues.

                                 EBITDA
                              (R$ billion)
                              ------------
1995.............................  1.0
1996.............................  1.2
1997.............................  1.4
1998.............................  1.6
1999.............................  1.9
2000.............................  1.9
2001.............................  1.8
2002.............................  1.9


5. NET EARNINGS

In 2002, Sabesp recorded a net loss of R$ 651 million, following the impact of the real devaluation on its debt denominated in foreign currency.

Main Indicators                             1995      1996      1997      1998      1999     2000      2001      2002
---------------                             ----      ----      ----      ----      ----     ----      ----      ----
Net revenues (R$ million)                  1,910     2,411     2,902     3,101     3,236    3,356     3,435     3,767
Net income (loss) (R$ million)                26        58       280       542      (235)     521       216      (651)
EBITDA (R$ million)                          974     1,156     1,376     1,638     1,873    1,868     1,768     1,860
EBITDA margin - %                           51.0      47.9      47.4      52.8      57.9     55.7      52.0      49.4
Total debt/ EBITDA                           3.1       3.1       3.1       3.0       3.1      3.2       3.6       4.3
Short-term debt/Total debt %                 5.5      15.5      17.6      17.5      14.3      6.4       8.5      16.8
Indebtedness (Liabilities/Total Assets)%    34.1      37.0      39.6      42.3      45.3     45.6      49.8      55.6


6. OPERATING INDICATORS

Water and sewage volumes billed to the retail during 2002 presented a 4.0% and a 4.9% growth, respectively, in relation to 2001. This growth was a result of the gradual return to normal customer consumption habits, after the electric energy rationing program in 2001/2002. Additionally, the higher growth in the sewage billing segment shows the company's commitment to increase the reach of its sewage services, extending it to the whole population. Water and sewage volumes are presented below:


Volume of Water and Sewage Services Billed to the Retail Market by Category of Use (m3 million)

Category            Water                           Sewage
                    2001       2002       Ch. %     2001       2002       Ch. %
----------------    ----       ----       -----     ----       ----       -----
Residential         1,152.0    1,204.8      4.6      865.0      913.6      5.6
Commercial            145.9      146.7      0.5      124.8      127.4      2.1
Industrial             31.0       31.2      0.6       27.5       27.8      1.1
Public Sector          47.3       47.9      1.3       36.5       36.7      0.5
                    -------    -------      ---    -------    -------      ---
Total Retail        1,376.2    1,430.6      4.0    1,053.8    1,105.5      4.9
                    -------    -------      ---    -------    -------      ---



Volume of Water and Sewage Services Billed to the Retail Market - by Region (m3 million)


Region              Water                           Sewage
                    2001       2002       Ch. %     2001       2002       Ch. %
----------------    ----       ----       -----     ----       ----       -----
Metro region          903.4      936.3      3.6      704.3      734.5      4.3
Interior region       309.8      326.4      5.4      266.0      281.7      5.9
Coastal region        163.0      167.9      3.0       83.5       89.3      6.9
                    -------    -------      ---    -------    -------      ---
Total               1,376.2    1,430.6      4.0    1,053.8    1,105.5      4.9
                    -------    -------      ---    -------    -------      ---

Performance Indicators                     1995      1996     1997      1998      1999      2000     2001      2002
----------------------                     ----      ----     ----      ----      ----      ----     ----      ----
Water connections (1)                      4,111     4,324    4,601     4,946     5,242     5,535    5,717     5,898
Sewage connections (1)                     2,870     3,019    3,277     3,559     3,763     3,976    4,128     4,304
Population served with water supply (2)     17.4      17.6     18.5      19.1      19.4      20.6     20.9      21.2
Population  served with sewage
  collection (2)                            12.9      13.1     14.0      14.8      15.1      15.9     16.2      16.8
Water volume billed to wholesale mkt (3)     315       357      368       388       393       318       322      339
Water volume billed to retail mkt (3)      1,323     1,348    1,409     1,429     1,396     1,413     1,376    1,431
Sewage service billings (3)                  975       993    1,036     1,066     1,058     1,070     1,054    1,105
Number of employees                       18,861    18,467   19,129    19,340    18,324    18,048    18,159   18,505
Operating productivity (4)                   370       398      412       440       491       527       542      551

(1) In 1,000 units
(2) Millions of inhabitants (excluding supply to the wholesale market).
(3) In millions of m3.
(4) Number of water and sewage connections per employee.

7. FINANCING

7.1 Financing in 2002

During the fiscal year of 2002, Sabesp completed the 5th issue of Non-Convertible Debentures totaling R$ 400 million, in order to rollover the debt maturing within the year. The instruments issued are guaranteed by neither the State of Sao Paulo, nor Sabesp, proving the Company's credit quality in the financial markets.
To accomplish its Multi-Year Investment Plan, Sabesp negotiated with many financial agents during the year 2002, among which we can highlight the following:

a) BNDES - Brazilian National Development Bank

Sabesp signed on August 8th, 2002 a loan contract with BNDES and its private accredited financial agencies amounting to R$ 240 million to finance part of the domestic portion of the funding of Tiete Project - 2nd stage, a project of US$ 400 million, whose foreign portion is being financed by BID - International Development Bank (financing contract signed on July/2000). The first disbursement occurred in November 2002.

b) JBIC - Japan Bank for International Cooperation

JBIC's loan will be used in the Environment Recovery Program for the Santos metro region, a project of R$ 833 million ((Y) 28,407 million), of which R$ 635 million ((Y) 21,637 million) will be provided by JBIC, while Sabesp's portion totals R$ 199 million ((Y) 6,770 million).

The negotiation of the financing contract minute and the procedures for the approval of the guarantees are being conducted, and the negotiation for the exchange of Diplomatic Notes are in the final stage. The contracts are expected to be signed in the beginning of the second half of 2003.

c) FGTS - Government Severance Indemnity Fund for Employees

Pro-Sanitation Program - Contracted Funds
In 2002, total Sabesp capex invested in projects under the Pro-Sanitation Program, in sewage services, water supply, institutional development and integrated sanitation (Prosanear), amounted to R$ 24.1 million, being R$ 13.4 million from financed resources and R$ 10.7 million from own resources.

Pro-Sanitation Program - New Funds
Sabesp is negotiating water and sewage work financing contracts using FGTS resources budgeted for 2002, whose manager is Caixa Economica Federal (the Federal Savings and Loan Bank), totaling R$ 324 million, with disbursements expected for 2003. Sixteen projects were filed, organized and selected by SEDU (Special Urban Development Secretariat), which is currently under the Ministry of Cities.

d) FEHIDRO - Water Resources State Fund

In 2002, 17 projects were hired, totaling a capex of R$ 7 million, of which R$
2.6 million corresponds to funds with no financial cost and no reimbursement obligation, and own resources totaling R$ 4.4 million.

7.2. Future Revenues from Sewage Treatment

PRODES - ANA's (National Water Agency) National Program to Hydrographic Basin Clean-up
Based on Resolution # 6 of March 20, 2001, on Law # 9984 of July 17,
2000 and on Law # 9433 of January 8, 1997, the Union, acting through the National Water Agency, and with the assistance of the Hydrographic Basin Committees, will sign, in the beginning of 2003, nine contracts to offer financial incentive by means of payment for the treated sewage, under PRODES - National Program to Hydrographic Basin Clean-up. These nine sewage treatment initiatives amount to R$159.1 million, of which approximately R$22 million will be paid back to Sabesp, starting in 2006, as compensation for the treated sewage.

8. CAPITAL EXPENDITURES

                                 CAPEX
                              (R$ million)
                              ------------
1995.............................    310
1996.............................    723
1997.............................  1,074
1998.............................  1,180
1999.............................    457*
2000.............................    618
2001.............................    719
2002.............................    619


(*) Excluding Osasco Municipality (R$ 231 million).

In 2002, the Company invested a total of approximately R$619 million, of which R$597 million were invested in the 366 municipalities that are under Sabesp's operating area, and R$22 million in general goods. The main developments are shown below:

                New Connections and Population Covered - 2002

                                               SP
                                               Metro  Interior   Coastal Total
                                               -----  --------   ------- -----
Water
- Number of new connections (thousand units)    117       60        17     194
- Population served (thousand inhabitants)      520      180        54     754

Sewage
- Number of new connections (thousand units)    100       57        25     182
- Population served  (thousand inhabitants)     450      170       120     740

Sao Paulo Metropolitan Area - (RMSP)

2002 investments in the Sao Paulo Metropolitan Area reached R$ 293 million, allocated to the several programs geared to the production and distribution of water and the collection and treatment of sewage.

        >>  Water

So as to meet the needs of the Metropolitan Area, 117 thousand new water connections were made. Furthermore, to ensure the supply of water to the region, several production systems were renovated and expanded, such as the Rio Grande Water Treatment Plant and the Ribeirao da Estiva Production System. Additionally, the projects that the Metropolitan Water Program - 2nd Stage called for were completed, as well as a number of emergency projects.

For the environmentally critical areas, as defined by the fountainhead protection law, an Emergency Plan was developed as a result of which networks and water connection were put in place in twenty districts in the southern part of the Sao Paulo Metropolitan Area.

Relying on Prosanear funds, projects were implemented for Environmental Sanitation and Urban Regularization in several needy areas in the extreme north of the Sao Paulo Metropolitan Area.

        >>  Sewage

For the expansion of the sewage collection system, 100 thousand new connections were made in the Sao Paulo Metropolitan Area.

In August 2002, in order to meet the needs of over one million inhabitants, the Tamanduatei interceptor project was completed. This enables sewage from several of the Capital's districts and from the towns of Santo Andre, Sao Caetano do Sul and Maua, in the ABC region, to be piped for treatment. In order to complete this undertaking Sabesp invested R$ 4.6 million.

As part of the Tiete Project, the remaining construction work of the 1st Stage was completed. This totaled approximately 23 km of main collecting sewers, of which most are of the non-destructive kind.

In May 2002, the construction of the second stage of the Tiete Project began. This comprises 1,200 km of sewers, 290 thousand connections to homes, 107 km of main collection sewers and another 33 km of interceptors, with diameters ranging from 0.9 to 3.5 meters.

The execution of this Project will call for US$ 400 million in investments, 50% of which will be financed by the Interamerican Development Bank - IDB; of the remaining 50% that Sabesp must fund, part will be financed by the National Economic and Social Development Bank (BNDES).

        >>  Operating Development

As part of the continued Program for Reducing Water Losses, 10,000 km of the network were inspected in order to detect invisible leaks; 520 pressure reducing valves were also installed, resulting in estimated savings of 3 cubic meters per second; additionally, 250 thousand low capacity hydrometers were replaced for preventive maintenance purposes, as a result of which the average age of hydrometers is now five years. As regards high-capacity hydrometers, some 25 thousand units had their size re-evaluated and were replaced by more precise hydrometers, through a risk contract, which led to an added 1.8 million cubic meters of metered water. This, in turn, led to a R$ 71 million increase in invoicing.


THE INTERIOR REGION
-------------------

Sabesp operated in 298 municipalities in the Interior Region. During 2002, it invested approximately R$ 159 million in the construction and expansion of water supply systems, sanitary sewage systems and operating development.

        >>  Water

Roughly 60 thousand new water connections were put in place, benefiting 180 thousand inhabitants, as a result of the expansion and improvement of several water supply systems in 26 towns of the Sao Paulo Interior Region.

        >>  Sewage

Additionally, 57 thousand new sewage connections were made, extending these services to another 170 thousand inhabitants. Furthermore, in several municipalities the sewage system was expanded and improved.

        >>  Operating Development

Continuing to pursue its Operating Development Program, implemented in 1999, Sabesp carried out several activities in the Interior municipalities, with emphasis on controlling losses, micro-metering, the recovery of credits and program automation / management through operating, commercial and cost indicators. This resulted in increased collection in 2002.

As a body providing support to the Water, Sanitation and Works Secretariat (Secretaria de Recursos Hidricos Saneamento e Obras - SRHSO), Sabesp provides technical service to those municipalities for whose water supply and sewage systems it is not the concessionaire. This technical servicing includes help with projects and systems operation and the onlending of Bureau funds for water and sewage works. In 2002, two agreements were signed and another seven were authorized, totaling R$ 1 million.

        >>  Technological Development

In 2002, two Sanitation Control laboratories in the towns of Itapetininga and Franca were accredited by INMETRO (ISO 17025). Additionally, the measuring of the level of natural radioactivity in the water sources across the 298 municipalities of the Interior Region was implemented. These services are also provided to other municipalities in the State of Sao Paulo, through an agreement with the Nuclear and Energy Research Institute (IPEN - Instituto de Pesquisas Energeticas e Nucleares).


THE COASTAL REGION
------------------

Sabesp is present throughout the 31 municipalities of the Sao Paulo Coast, where it invested some R$ 145 million in 2002. The following stand out:

        >>  Water

17 thousand water connections were put in place, benefiting roughly 54 thousand inhabitants. Additionally, the water supply system was improved and expanded in eight municipalities of the Baixada Santista area, including Cubatao, Guaruja, Praia Grande, Santos and Sao Vicente. Several municipalities of the Northern Coast and of the Ribeira Valley also benefited from these improvements.

        >>  Sewage

Some 25 thousand new sewage connections were put in place, benefiting roughly 120 thousand inhabitants. Additionally, the company implemented, expanded and improved the sewage systems in several of the municipalities of the Baixada Santista, the Northern Coast and the Ribeira Valley.

9. CORPORATE MANAGEMENT

New Remuneration Plan Based on Competencies and Profit Sharing Program

The 2002/2003 Collective Bargaining Agreement took into account major corporate and employee development tools, such as the Competency Remuneration Plan, implemented in June 2002, and the Profit Sharing Program for the July 2002/June 2003 period. The key feature of these programs is that they reflect the value of employees by recognizing their role in improving corporate competitiveness, in addition to seeking their true evolving and commitment.

Corporate University

In 2002, the Sabesp Corporate University provided countless opportunities for the company's employees to develop their competencies, seeking to ensure the achievement of significant results, aligned with the organization's guidelines. During this period, there were 47,040 instances of professional training and development comprising all the employee categories. Of these, 95.5% involved people from the Business Units, whereas 4.5% targeted upper management.

Quality Actions

To date, Sabesp has nine ISO 9001 certifications, one IS0 14001 certification and two IS0 17025 credentials. These certifications reflect innovations such as ongoing improvement and customer focus. This year, six of the Business Units that ran for the National Sanitation Quality Award (PNQS - Premio Nacional de Qualidade em Saneamento) were winners. This award is based on the National Quality Award (PNQ - Premio Nacional de Qualidade) and relies on a set of seven criteria that reflect the excellence of performance, established as a result of the sharing of experiences amongst organizations belonging to both the public and the private sector.

The Paulista Quality of Management Award (PPQG - Premio Paulista de Qualidade de Gestao), managed by the Paulista Institute of Management Excellence (IPEG - Instituto Paulista de Excelencia da Gestao) recognizes the Sao Paulo organizations with the best management systems once a year, as evaluated by a volunteer and independent Examining Board, relying on criteria inspired in the National Quality Award (PNQ). In 2002, in the Category Mixed Economy, the Center, West, North and South business units, all of which are under the Office of the Metropolitan Distribution Vice-President, won silver medals. Furthermore, the Baixada Santista business unit was awarded a bronze medal.

Respect for the Client

The company's Ombudsman's Office, centered on full respect for the client, carried out activities focusing on Procon (the Consumer Protection Agency) with a view to improving the management of complaints through the e-mailing of Electronic Preliminary Information Letters. The results obtained to date have enabled Sabesp to implement measures for the improvement of client servicing. This is a pioneering project throughout the state of Sao Paulo and may be extended to all the companies with which Procon has a relationship. As a result, the Company considerably improved its position, according to the ranking released in April 2002, as regards 2001 complaints based on the Consumer Protection Code, reaching the 8th place.

New Major Consumers Relations Policy

As of May 2002, Sabesp implemented a new relationship policy as regards major consumers, based on a loyalty contract. Results up to December 2002 show that sales volumes increased by more than 90,000 m(3)/month as a result of contracts signed with major clients that gave up alternative sources of supply. This increase represents a 28% growth.

Optimization of the Supply System

Several initiatives were implemented for the optimization of the Supply System. The following stand out amongst them:
     o    the development/implementation of the Bids Management System;
     o    ISO 9002 certification;
     o    the release of notices and results of bids;
     o    the registration system for pricing, with electronic contracting;
     o    electronic purchasing;
     o    availability of public notices for biddings;
     o    the supplier registry;
     o    and electronic invitations.
All the actions above were developed through the Internet.

Additionally, the following are also operating:
     o    the Global Sourcing project;
     o the auction system, with new management and the implementation of split among the units;
     o    the optimization of inventories;
     o the implementation of the "Authenticity Seal" in the Technical Certificates of companies and professionals hired with CREA/SP (Sao Paulo Regional Engineering and Architecture Council) recognition;
     o    digitalization for the issuing of Technical Certificates;
     o the preparation of the Guidance for Qualification and Inspection requests.

Information Technology

The pre-qualification of companies and the start of evaluating proposals was carried out this year, with the purpose of engaging and implementing a Geo-referenced Information System, a computing tool that correlates data with geographical information, for the management and support of the processes related with Client Services and Network Operation, furnishing applications for improving the performance of the basic activities of the said processes.

Furthermore, measures for meeting new demand were also put in place, improving the stability and security of the information technology infrastructure, consolidating servers, implementing communication networks based on "frame-relay" technology, in line with the "Intragov" strategies, and implementing a set of improvements for the operating, commercial, economic and financial systems. These implementations will gradually lead Sabesp to a technological level closer and better suited to our Management Model.

External Auditing

The Company's policy as regards hiring services not related to external auditing from our independent auditors is based on principles that safeguard the independence of external auditors. These principles, which are in line with internationally accepted principles, are: (a) auditors cannot audit their own work; (b) auditors cannot be in charge of management functions at their client; and (c) auditors must not promote their client's interests.

10. THE ENVIRONMENT

In 2002, the Company continued to practice regular technical and administrative procedures for the preparation of studies and reports on environmental impact, with a view to obtaining an early assessment of the effects of its undertakings, focusing on the vital principles of prevention, environmental protection and ongoing improvement.

Measures were also implemented to expand and diversify public health protection activities, from an environmental viewpoint, perfecting the basic sanitation projects by applying the best environmental planning and management practices, taking environmental issues into account throughout all the stages of the corporate undertakings.

Environmental Activities

Studies, projects and the implementation of major, far-reaching environmental initiatives, such as:

     o The ongoing Program for Rational Use of Water, with a view to rationalizing use in the Sao Paulo Metropolitan Area (RMSP) through technology, equipment and suitable methodologies;
     o The start-up of the Program for Monitoring Water Quality in the Tiete River and its main tributaries, with a view to evaluating the results of the work carried out in the second stage of the Tiete Project on the quality of rivers and streams within the area encompassed by the interventions;
     o Establishing technical, economic and institutional guidelines as well as an action plan for the implementation of water re-cycling practices in the Sao Paulo Metropolitan Area;
     o The development of a program for the re-utilization of effluents from the ABC ETE Sewage Treatment Plan, in the municipality of Sao Bernardo, for non-potable purposes, thereby expanding the availability of water in the Sao Paulo Metropolitan Area;
     o    The control plan for the Parelheiros Varzea holm;
     o    The Community Participation Program;
     o Completion of the Environmental Monitoring Program for the Underwater Sewage Lines of Ilha Bela and Guaruja, with a view to monitoring the suitability of the water for bathing on the beaches, the impact on the ecosystem and the quality of the water, in order to evaluate the efficiency of the sewage disposal at sea system. This year, the Sanitation Master Plans were also ordered;
     o The ongoing implementation of the Environmental Auditing Process in the transfer of water from the Billings Reservoir to the Guarapiranga one;
     o Several pilot projects for the treatment and final disposal of the sludge produced at the Water Treatment Plants and the Sewage Treatment Plants.


11. RESEARCH AND DEVELOPMENT

New Business and New Products

As regards registration of intellectual and industrial property, the following have been filed for registration in the name of Sabesp at the National Institute of Industrial Property (INPI - Instituto Nacional de Propriedade Industrial): 13 brands, 4 patents and 3 software programs (AQUALOG - domestically developed software for full control of the water treatment plants with artificial intelligence; SGL - an electronic price quotation system; and SISDOC - a system for the control of documents made available in the Intranet).

A protocol of intent was signed with the Barueri City Council for the sale of recycled water from the Industrial Complex that is to be implemented in Barueri, as well as an agreement with the Santo Andre City Council for supplying re-cycled water from the ABC Sewage Treatment Plan, by truck, for urban use.

In the coastal Baixada Santista area, as a solution for the final destination of the sludge from the sewage treatment plants, Sabesp has been testing, in conjunction with the Campinas Agricultural Institute (IAC - Instituto Agricola de Campinas) the use of the sludge in "pupunha" heart-of-palm plantations at the experimental Ubatuba plantation, and in banana plantations in the municipality of Pariquera-acu.

Regarding the inner state area, in early November the initial results of research conducted by ESALQ, the Luiz de Queiroz College of Agronomy of the University of Sao Paulo, and the State University of Sao Paulo (Escola Superior de Agronomia Luiz de Queiroz - ESALQ/Universidade de Sao Paulo - USP/Universidade Estadual de Sao Paulo - UNESP) on the reutilization of sewage treated in stabilization lagoons were released. This research is being carried out in the municipality of Lins, with the purpose of testing several processes of disinfection and the employment of the resulting product in fertilizing irrigation, as both a source of water and of nutrients.

Technological Development

Technological development has been largely geared to operational demands, in line with corporate strategies, in a quest for technological solutions for cutting costs as well as for technical and environmental problems. Examples of this include the contribution to a reduction in physical losses, resulting from monitoring activities for control and reduction of such losses in the Sao Paulo Metropolitan Area, as well as evaluation of the production of the largest Water Treatment Plants, the development and adoption of new specifications for materials used in the distribution networks, in order to reduce maintenance costs and losses, and the study and review of procedures, so as to define the right size of hydrometers for large consumers and thereby cut down on losses resulting from under-metering, among others.

Entirely in line with the evolution proposed by the International Water Association (IWA), for systematizing and standardizing the performance measurement indicators for the operation of the water supply systems, the Office of the Vice-President of Metropolitan Distribution carried out studies for the conceptual review and reevaluation of the ways in which real losses are accounted for, thereby enabling improved targeting of activities focusing on the avoidance of physical losses.

A tele-metering system was developed for special client hydrometers, using software that supplies an analysis of the consumption profile. The system can also be integrated with the commercial invoicing system. The tele-metering pilot project has been implemented at 75 large consumers in the Sao Paulo Metropolitan Area in order to monitor consumption and eventual water loss in their internal facilities, as well as to measure non-domestic effluents from alternative sources of water.

Together with the University of Sao Paulo, Sabesp developed the first stage of the System for Providing Support for Decisions for the Operation of Sabesp's Major Production Systems, a set of operating tools that enables the quantitative management of the fountain-heads that supply the Sao Paulo Metropolitan Area.

Another example was perfecting the disposal of water and sewage treatment residues by trying to render it technically and financially viable to use the sludge generated at the Cubatao water treatment plant for the manufacturing of ceramic bricks and to employ the bio-solids generated at the sewage treatment plants at the Coast, Barueri and Franca for agricultural purposes. Studies were also carried out with a view to using bio-solids from the sewage treatment plants of the Sao Paulo Metropolitan Area in planted forests, through a service contract with the Luiz de Queiroz Agricultural Studies Foundation (FEALQ - Fundacao de Estudos Agrarios Luiz de Queiroz).

In 2002, Sabesp and the University of Sao Paulo developed a project for employing biomass to generate power for the Barueri sewage treatment plant, the largest one in Latin America. In parallel, studies concerning the use of bio-gas in small cities, which rely on micro-turbines, were also carried out. These projects absorbed R$2.2 million in investments.

Many initiatives concerning automation were carried out in the Sao Paulo Metropolitan Area, such as the modernization of the Supply Operating Control System, telemetry at the point where the rate of flow of the Tiete River is measured (Biritiba Pumping Station) and the system for the supervision and control of processes. Improved technology transfer also took place, with courses being made available both in Brazil and abroad. A collection of technical information was established, comprising some 65,000 documents (books, periodicals, etc.) at the central library and 430,000 volumes (technical reports and drawings) in the technical files. This technical collection is being transformed into a virtual library by transferring blueprints to an electronic file and making the material in the library and the technical files available on the Intranet, as well as making available, online, the technical standards issued by the Brazilian Technical Standards Association (ABNT - Associacao Brasileira de Normas Tecnicas) and the Sabesp Internal NTS.

Electric Power Rationalization and Cost Reduction

Sabesp is carrying out studies in order to improve the efficiency of its use of power in its facilities.


12. AWARDS RECEIVED

In 2002, Sabesp won several awards recognizing its efficiency and the quality of the services it renders, such as the:

Transparency Award - granted by ANEFAC-FIPECAFI-SERASA, for the sixth consecutive year, recognizing Sabesp for its 2001 financial statements, selected from among 10 finalists.

2002 Human Resources "Top" Award from the Brazilian Association of Sales and Marketing Executives (ADVB) - for the "A Nova Ponte Pequena" (The New Small Bridge) case.

PNQS National Sanitation Quality Award - Level I qualification was achieved by the following Sabesp Business Units: Alto Paranapanema (Itapetininga Divisional Management); Center; West; Water Production; and Sao Paulo Metropolitan Area Sewage Treatment.

PPQG Paulista Management Quality Award - Silver medal granted by the Paulista Management Excellence Institute to the following Business Units: Sewage Treatment, Center, North, West and South. The Baixada Santista Business Unit was awarded the bronze medal.

Most innovative company in the use of information technology in Brazil - "Information Week" magazine - 1st place - Utilities Category; 9th place among the domestic, multinational or state-owned companies in Brazil.

Excellence in Electronic Government (E-gov) Award - Sabesp was granted the award for its Virtual Branch (responsible for operating and commercial services via the Internet) and for its Electronic Biddings (for Sabesp suppliers of materials, services and project construction), with the objective of recognizing the initiatives of the public sphere in its relationship with citizens, the market, and other government bodies. As regards this element, Sabesp ranked 1st, its having been considered the best national public company.


13. CAPITAL MARKETS

Investor Relations

In 2002 Sabesp upheld its commitment to supply clear and wide-ranging information. The Company maintained contact with its domestic and international investors on a customized basis, through meetings and Conference Calls following its earnings announcements.

Sabesp becomes part of the Sao Paulo Stock Exchange (BOVESPA) "New Market"

On April 24, 2002, Sabesp adhered to the rules governing the Sao Paulo Stock Exchange's "New Market". This reflects Sabesp's commitment to abiding by a set of corporate rules, generally referred to as "good corporate governance practices".

Sabesp obtains SEC (U.S. Securities and Exchange Commission) Registration

In May 2002, following intense activity together with the State's Attorney General's Office, the Treasury, the Energy and the Water Resources Secretariats, Sabesp obtained SEC registration. The SEC is the US equivalent of the Brazilian Securities Commission (CVM - Comissao de Valores
Mobiliarios).

Sabesp Stock listed on the New York Stock Exchange

The Sao Paulo State Government, through its Secretariat of Treasury Business, sold 4,78 billion of its own Sabesp shares in both the domestic and the international markets. On May 10, 2002, Sabesp stock started being listed on the New York Stock Exchange in the form of Level III ADRs (American Depositary Receipts), enabling their trading in the international market. The NYSE Sabesp ticker is SBS.


14. SOCIAL REPORT

The rapid changes that characterize the current corporate world press new challenges and demands upon companies. Productivity, competitiveness and social commitment are requirements that are part of the order of the day. They are prerequisites for success and business sustainability.

Sabesp, whose mission is to fulfill those environmental sanitation needs that contribute to an improved quality of life for the population, is recognized for its excellence in providing water sourcing, treatment, piping and distribution services, as well as the collection, treatment and final disposal of sewage. The company regards social responsibility and the implementation of sustained development principles as basic elements of its operations.

Thus, in addition to the constant need for technological innovation and the quest for economic growth ratios, Sabesp has also been trying to add to its corporate management model actions of social responsibility focusing both on its in-house public and on the external community, in addition to estimating the impact of its activities on the environment, with a view to finding a balance between economic and financial elements and social and environmental factors capable of ensuring the sustainability of its business and the performance of its social and economic function.

Sabesp, as well as its leadership, is committed to developing and supporting social and environmental projects connected with its business by taking decisive action within the community and implementing projects in the fields of education, healthcare, the environment, culture and support for children and teenagers.

Focusing on its in-house population, the company has also been implementing a strategy that integrates the management of people with the company's overall policies, so as to enhance the potential of its human resources, while investing significantly in healthcare, safety, education and training, and the development of its professionals.

Through the Sabesp Corporate University, the company has been making substantial investments in its workforce. In 2002, the company invested R$ 7 million in education and training (0.2% of Sabesp's net revenues), up from R$ 1 million in 2000.

In its quest for enhanced transparency and interaction, the company has permanently expanded the communication channels with the several target audiences that are of interest, such as employees, clients, suppliers, the government and shareholders, as well as other entities and the community at large. Within this context, one should stress that over the last few years Sabesp employees have become increasingly aware and sensitized to the need to participate in their respective communities, whether through volunteer work or through institutional activities.

Sabesp also believes that, in parallel with providing services, it has an important role as an environmental education agent among communities, thereby aiding the development of conscious and responsible citizens. The main themes dealt with are: the environment, the water cycle, environmental conservation areas, basic sanitation services and facilities, participative citizenship, public policies, the quality of life, the rational use of water, the regularization of connections to the water system, control of losses due to leaks, illnesses conveyed through water, water quality in home wells, cleaning of water home storage tanks, disposal of domestic trash, selective trash collection and recycling, water saving equipment, reforestation, environmental legislation and policies, environmental management systems, ISO 14000 certification, biodiversity, eco-pedagogy, the Earth Letter, Agenda 21, and the conservation of landmarks, among others.

Differentiated Tariff Policy

The widespread availability of water and sewage services is indispensable for the sustained development of any society. Therefore, with a view to making its services accessible to the entire population of the State of Sao Paulo, Sabesp has three tariffs that differ from regular tariff: the Social Residential Tariff, the Shantytown Residential Tariff and the Commercial Tariff for Non Profit Charitable Organizations.

In 2002, 1.9 million people in the Sao Paulo Metropolitan Area benefited from the Shantytown Tariff, whereas some 0.5 million people benefited from the Social Tariff in the State of Sao Paulo.

The Shantytown Residential Tariff is R$ 2.28 for a minimum of 10 m(3) per month, up to a maximum of R$6.60, which is fixed as from 22 m(3) per month.

The benefits granted through the Social Residential Tariff consist of discounts that may reach as much as 55 to 78% of the Normal Residential Tariff. Its beneficiaries are families whose income does not exceed three minimum wages and whose home has a constructed area of no more than 60 m(2).

As for the Non-Profit Charitable Organizations Tariff, the discount is 50% of the Normal Commercial Tariff, and it benefits 1,254 institutions.

Added Value

In 2002, Sabesp posted added value amounting to R$ 2,570 billion, as shown in the table below:

Distribution of Added Value                           R$ million
---------------------------                           ----------
Item                                      2001       %      2002       %
----------                                ----       -      ----       -

Payment for Work                           656     29.5      805      31.3
Payments to the Government                 131      5.9      (21)     (0.8)
Remuneration of third-party capital      1,222     54.9    2,437      94.8
Own capital remuneration                   216      9.7     (651)    (25.3)
TOTAL                                    2,225    100.0    2,570     100.0

The remuneration of capital belonging to third parties absorbed 94.8% of the Value Added in 2002, due to the impact of the devaluation of the real relative to the US dollar.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP

Balance Sheet at December 31
In thousands of reais
                                                                               Supplementary information
                                                                             -----------------------------
                                                     As per Corporate            In currency of constant
                                                       legislation                   purchasing power
                                                ---------------------------  -----------------------------
Assets                                               2002          2001          2002           2001
                                                -------------- ------------  -------------  --------------
Current assets
  Cash and cash equivalents (Note 4)                  462,138      460,220       462,138         576,643
  Customer accounts receivable  (Note 5)              911,235      811,736       908,256       1,014,137
  Receivable from the State
      Government (Note 6)                             116,990       19,740       116,990          24,734
  Inventories                                          22,642       21,887        22,642          27,424
  Recoverable taxes                                         -       27,415             -          34,350
  Deferred income tax and social
      contribution (Note 10)                           58,502            -        58,502               -
  Other accounts receivable                            20,679       30,083        20,679          37,693
                                                -------------- ------------ -------------  --------------
                                                    1,592,186    1,371,081     1,589,207       1,714,981
                                                -------------- ------------ -------------  --------------

Long-term receivables
  Customer accounts receivable                         12,409       11,017        12,409          13,804
  Receivable from the State Government
       GESP Agreement (Note 14)                       607,374      649,057       607,374         813,251
  Compensation for concession
       termination (Note 25)                          148,794      148,794       148,794         186,435
  Judicial deposits (Note 7)                           23,507       16,092        23,507          20,163
  Deferred income tax and social
       contribution (Note 10)                         206,033       91,340       206,033         114,447
  Other accounts receivable                            20,433        4,162        20,433           5,214
                                                -------------- ------------ -------------  --------------
                                                    1,018,550      920,462     1,018,550       1,153,314
                                                -------------- ------------ -------------  --------------

Permanent assets
  Investments                                             740          740         1,484           1,484
  Property, plant, and equipment (Note 8)          13,608,369   13,509,950    26,975,752      27,355,258
  Deferred charges                                    112,092      115,651       192,173         205,131
                                                -------------- ------------ -------------  --------------
                                                   13,721,201   13,626,341    27,169,409      27,561,873
                                                -------------- ------------ -------------  --------------
Total assets                                       16,331,937   15,917,884    29,777,166      30,430,168
                                                ============== ============ =============  ==============

The accompanying notes are an integral part of these financial statements.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP

Balance Sheet at December 31
In thousands of reais
                                                                               Supplementary information
                                                                              ----------------------------
                                                     As per Corporate            In currency of constant
                                                       legislation                  purchasing power
                                                ---------------------------   ----------------------------
Liabilities and shareholders' equity                 2002           2001          2002           2001
                                                --------------  ------------  -------------  -------------
Current liabilities
  Accounts payable to suppliers and contractors         36,611        81,023       35,863        100,374
  Loans and financings (Note 9)                      1,332,469       549,322    1,332,469        688,285
  Salaries and payroll charges                           1,308           953        1,308          1,194
  Provisions (Note 15(a)(i))                            84,443        74,360       84,443         93,171
  Provisions for judicial contingencies
     (Note 15(a)(ii))                                  179,935       166,240      179,935        208,295
  Interest attributed to shareholders'
      equity (Note 17(c))                              235,255       528,341      235,255        661,997
  Taxes and contributions (Note 11)                     98,006        80,189       98,006        100,475
  Deferred income tax and social contribution
     (Note 10)                                           9,903          -           9,903            -
  Other accounts payable                                43,355        38,131       43,355         47,777
                                                 -------------- ------------- ------------  -------------
                                                     2,021,285     1,518,559    2,020,537      1,901,568
                                                 -------------- ------------- ------------  -------------

Long-term liabilities
  Loans and financings (Note 9)                      6,592,654     5,920,629    6,592,654      7,418,388
  Deferred income tax and social contribution
      (Note 10)                                         75,880       256,839    4,095,844      3,455,244
  Taxes and contributions (Note 11)                     73,725       124,093       73,725        155,485
  Provisions for contingencies (Note 15(b))            237,370        76,625      237,370         96,010
  Social security contributions                         68,336         8,238       68,336         10,322
  Other accounts payable                                16,211        16,211       16,211         20,312
                                                 -------------- ------------- ------------  -------------
                                                     7,064,176     6,402,635   11,084,140     11,155,761
                                                 -------------- ------------- ------------  -------------

Shareholders' equity (Note 17)
  Capital                                            3,403,688     3,403,688    7,378,907      7,378,907
  Capital reserve                                       49,503        40,979       83,750         74,599
  Revaluation reserve                                2,857,965     2,953,806    6,250,137      6,459,734
  Appropriated reserves                                935,320     1,598,217    2,959,695      3,459,599
                                                 -------------- ------------- ------------  -------------
                                                     7,246,476     7,996,690   16,672,489     17,372,839
                                                 -------------- ------------- ------------  -------------

Total liabilities and
   shareholders' equity                             16,331,937    15,917,884   29,777,166     30,430,168
                                                 ============== ============= ============  =============

The accompanying notes are an integral part of these financial statements.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP
Statement of Operations
Years Ended December 31
In thousands of reais

                                                                                  Supplementary information
                                                                                 -----------------------------
                                                        Corporate                  In currency of constant
                                                       legislation                     purchasing power
                                                ------------------------------   -----------------------------
                                                     2002             2001            2002            2001
                                                --------------    ------------   -------------   --------------
Sales and services revenues (Note 21)                 3,962,436      3,543,508       4,627,814        4,645,783
Taxes on sales and services - COFINS and PASEP         (195,289)      (108,741)       (217,192)        (143,441)
                                                ---------------- --------------  -------------      -----------
Net sales and services revenues                       3,767,147      3,434,767       4,410,622        4,502,342
Cost of sales and services (Note 22)                 (1,814,976)    (1,590,435)     (2,565,995)      (2,514,142)
                                                ---------------- --------------  --------------     ------------
Gross profit                                          1,952,171      1,844,332       1,844,627        1,988,200
Operating expenses (Note 22)                    ---------------- --------------  --------------     ------------
Selling expenses                                       (385,139)      (332,597)       (431,500)        (445,254)
General and administrative expenses                    (226,024)      (203,135)       (238,278)        (276,105)
Financial expenses, net                              (2,276,293)    (1,105,152)     (1,192,335)        (750,831)
                                                ---------------- --------------  --------------     ------------
                                                     (2,887,456)    (1,640,884)     (1,862,113)      (1,472,190)
                                                ---------------- --------------  --------------     ------------
Operating profit (loss)                                (935,285)       203,448         (17,486)         516,010
Non-operating income (expenses)                 ---------------- --------------  --------------     ------------
Loss on property, plant and equipment
  (Note 8(b))                                           (16,479)       (84,948)        (36,038)        (185,662)
Other                                                    13,055          8,028          14,785           10,443
                                                ---------------- --------------  --------------     ------------
                                                         (3,424)       (76,920)        (21,253)        (175,219)
                                                ---------------- --------------  --------------     ------------
Profit (loss) before income tax and
  on social contribution                              (938,709)        126,528         (38,739)         340,791
Income tax  (Note 10)                                   (2,842)        (21,477)         (3,795)         (27,004)
Deferred income tax (Note 10)                          239,799          83,371         123,961           89,811
Deferred social contribution (Note 10)                  86,358          27,805          43,381           29,550
Extraordinary item net of income tax
  and social contribution (Note 24)                    (35,122)              -         (41,415)                -
                                                ---------------- --------------  --------------     ------------
Net income (loss) for the year                        (650,516)        216,227          83,393          433,148
                                                ================ ==============  ==============     ============
Net income (loss) per thousand shares
     at the balance sheet date - R$                     (22.84)           7.59            2.93            15.21
                                                ================ ==============  ==============     ============

The accompanying notes are an integral part of these financial statements.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP
Statement of Changes in Shareholders' Equity
In thousands of reais

                                                                      Corporate legislation
                                            ----------------------------------------------------------------------------------
                                                                                 Appropriated reserves
                                                                              --------------------------
                                                        Capital  Revaluation     Legal     Investments  Retained
                                              Capital   reserve    reserve      reserve      reserve     earnings    Total
                                            ---------- --------- ------------  ---------  ------------- --------- -----------
At December 31, 2000                         3,403,688   39,141    3,083,658     93,863      1,648,123          -   8,268,473
  Donations                                          -    1,838            -          -              -          -       1,838
  Realization of revaluation reserve                 -        -     (129,852)         -              -    129,852           -
  Net income for the year                            -        -            -          -              -    216,227     216,227
  Appropriation and distribution of net
    income
    Legal reserve                                    -        -            -     10,811              -    (10,811)          -
    Interest attributed to shareholders'
      equity                                         -        -            -          -              -   (489,848)   (489,848)
  Reversal of investments reserve                    -        -            -          -       (154,580)   154,580           -
                                            ---------- -------- ------------  ---------  -------------  --------- -----------
At December 31, 2001                         3,403,688   40,979    2,953,806    104,674      1,493,543          -   7,996,690
  Donations                                          -    8,524            -          -              -          -       8,524
  Realization of revaluation reserve
    (Note 17(f))                                     -        -      (95,841)         -              -     95,841           -
  Loss for the year (Note 17(e)(ii))                 -        -            -          -              -   (650,516)   (650,516)
  Interest attributed to shareholders'
    equity (Note 17(c))                              -        -            -          -              -   (108,222)   (108,222)
  Reversal of investments reserve
    (Note 17(e)(ii))                                 -        -            -          -       (662,897)   662,897          -
                                            ---------- -------- ------------  ---------  -------------  --------- -----------
At December 31, 2002                         3,403,688   49,503    2,857,965    104,674        830,646          -  7,246,476
                                            ========== ======== ============  =========  =============  ========= ==========

The accompanying notes are an integral part of these financial statements.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP
Statement of Changes in Shareholders' Equity
In thousands of reais                                               (continued)

                                                                      Corporate legislation
                                            --------------------------------------------------------------------------------
                                                                                 Appropriated reserves
                                                                              -------------------------
                                                        Capital  Revaluation     Legal    Investments  Retained
                                              Capital   reserve    reserve      reserve     reserve     earnings    Total
                                            ---------- --------- ------------  ---------  -----------  --------- -----------


At December 31, 2000                        7,378,907   72,167   6,743,712     167,940    3,523,093            -  17,885,819
   Donations                                        -    2,432           -           -            -            -       2,432
   Realization of revaluation reserve               -        -    (283,978)          -            -      283,978           -
   Deferred income tax and social
     contribution on price-level
     restatements                                                                                       (333,657)   (333,657)
   Net income for the year                          -        -           -           -            -      433,148     433,148
   Appropriation and distribution of
     net income
     Legal reserve                                  -        -           -      13,546            -      (13,546)          -
     Interest attributed to
       shareholders' equity                         -        -           -           -            -     (614,903)   (614,903)
   Reversal of investments reserve                  -        -           -           -     (244,980)     244,980           -
                                           ---------- -------- ------------  ---------   ----------    ---------  ----------
At December 31, 2001                        7,378,907   74,599   6,459,734     181,486    3,278,113            -  17,372,839
   Donations                                        -    9,151           -           -            -            -       9,151
   Realization of revaluation reserve               -        -   (209,597)           -            -      209,597           -
   Deferred income tax and social
     contribution on price-level
     restatements                                   -        -           -           -            -     (657,929)   (657,929)
   Net income for the year                          -        -           -           -            -       83,393      83,393
   Appropriation and distribution of net
     income
     Interest attributed to
       shareholders' equity                         -        -           -           -            -     (134,965)   (134,965)
   Reversal of investments reserve                  -        -           -           -     (499,904)     499,904           -
                                           ---------- -------- -----------   ---------  -----------    ---------  ----------
At December 31, 2002                        7,378,907   83,750   6,250,137     181,486    2,778,209            -  16,672,489
                                           ========== ======== ===========   =========  ===========    =========  ==========


  The accompanying notes are an integral part of these financial statements.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP
Statement of Changes in Financial Position
Years Ended December 31
In thousands of reais

                                                                                       Supplementary information
                                                                                      -----------------------------
                                                             Corporate                  In currency of constant
                                                            legislation                     purchasing power
                                                     ------------------------------   -----------------------------
Financial resources were provided by                      2002             2001            2002            2001
                                                     --------------    ------------   -------------   -------------
Operations
  Net income (loss) for the year                        (650,516)       216,227           83,393         433,148

  Expenses (income) not affecting working capital
    Depreciation and amortization (Note 22)              519,075        477,329        1,089,468       1,043,160
    Net book value of investments and property,
      plant, and equipment disposals                      16,479         85,513           36,038         186,897
    Interest and indexation charges on long-term
      receivables                                           (263)          (398)               -               -
    Provisions for contingencies                         160,744         49,009          177,752          61,473
    Social security contributions                         60,098           (293)          72,242            (429)
    Long-term monetary gain                                    -              -          (79,059)       (224,906)
    Interest and indexation charges on long-term
      liabilities
         Loans and financings                          1,203,022        423,817           17,216           8,941
         Taxes and contributions                          10,092         13,922           12,004          18,412
    Deferred income tax and social contribution
         Long-term receivables                          (173,195)       (58,922)        (237,191)        (77,811)
         Long-term liabilities                          (171,055)       (52,254)          48,798         (41,550)
                                                     -----------   -------------   --------------  --------------
                                                         974,481      1,153,950        1,220,661       1,407,335
                                                     -----------   -------------   --------------  --------------

Third parties
  Reduction in long-term receivables                      75,370              -           80,902               -
  Long-term loans and financings                         457,371        327,907          561,399         436,142
  Changes in long-term liabilities                             -          8,339                -          10,206
  Donations - contributions of assets                      8,524          1,838            9,151           2,432
                                                     -----------   -------------   --------------  -------------
                                                         541,265        338,084          651,452         448,780
                                                     -----------   -------------   --------------  -------------
Total funds provided                                   1,515,746      1,492,034        1,872,113       1,856,115
                                                     -----------   -------------   --------------  -------------

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP
Statement of Changes in Financial Position
Years Ended December 31
In thousands of reais                                              (continued)

                                                                            Supplementary information
                                                                          -----------------------------
                                                 Corporate                   In currency of constant
                                                legislation                     purchasing power
                                         ------------------------------   -----------------------------
                                              2002             2001            2002            2001
                                         --------------    ------------   -------------   -------------
Financial resources were used for
  Changes in long-term receivables                  -           647,335              -           813,945
  Changes in long-term liabilities              9,903                              7,109
  Permanent assets
        Property, plant, and equipment        619,191           719,027           720,152        940,610
        Deferred charges                       11,223            16,336            12,890         21,154
  Transfer of long-term liabilities to
    current
         Loans and financings                 988,367           447,161         1,170,536        594,500
         Taxes and contributions               60,461            54,821            71,204         72,319
  Interest attributed to
      shareholders' equity                    108,222           489,848           134,965        614,903
                                        --------------  ----------------   --------------- -------------
Total funds used                            1,797,367         2,374,528         2,116,856      3,057,431
                                        --------------  ----------------   --------------- -------------
Decrease in working capital                  (281,621)         (882,494)         (244,743)    (1,201,316)
                                        ==============  ================   =============== =============
Changes in working capital
Current assets
  At the end of the year                    1,592,186         1,371,081         1,589,207      1,714,981
  At the beginning of the year              1,371,081         1,524,518         1,714,981      2,105,772
                                        --------------  ----------------   --------------- -------------
                                              221,105         (153,437)         (125,774)       (390,791)
                                        --------------  ----------------   --------------- -------------
Current liabilities
  At the end of the year                    2,021,285         1,518,559         2,020,537      1,901,568
  At the beginning of the year              1,518,559           789,502         1,901,568      1,091,043
                                        --------------  ----------------   --------------- -------------
                                              502,726           729,057           118,969        810,525
                                        --------------  ----------------   --------------- -------------
Decrease in working capital                 (281,621)         (882,494)         (244,743)     (1,201,316)
                                        ==============  ================   =============== =============

The accompanying notes are an integral part of these financial statements,

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP

Notes to the Financial Statements at December 31, 2002 and 2001

(Amounts in thousands of Brazilian reais except as otherwise indicated)

1    Operations

     Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP (the "Company" or "SABESP") operates public water and sewage systems in the State of Sao Paulo, Brazil, providing water and sewage services to a broad range of residential, commercial, industrial and government customers, and also supplies water on a bulk basis to certain municipalities in the Sao Paulo Metropolitan Region which do not operate water systems.

     The Company provides water and sewage services in 322 municipalities in the State of Sao Paulo through concessions granted by the municipalities. Substantially all of these concessions have 30-year terms, one of which expires in 2004 and the rest expire between 2005 and 2029. Each of these concessions is automatically renewable for a period equal to its initial term, unless the municipality or SABESP exercises the right to terminate the concession at least six months prior to its expiration date.

     The Company does not have a formal concession to provide water and sewage services in the City of Sao Paulo, which accounts for a substantial majority of the sales and services rendered, and in 43 other municipalities in the State of Sao Paulo it operates based on a public deed of authorization. None of these other municipalities has a significant population, other than Santos and Sao Paulo. The Company believes that it has a vested right to provide water and sewage services based upon, among other things, the ownership of the water and sewage systems serving the City of Sao Paulo and these other municipalities and certain succession rights resulting from the merger which formed SABESP.

     In April 2002, SABESP's shares started to be traded in the "New Market" of the Sao Paulo Stock Exchange (BOVESPA), thus adhering to the strict Corporate Governance requirements of this stock market segment.

     In May 2002, a public offer of SABESP shares held by the Government of the State of Sao Paulo was made, with 4.78 billion shares being sold (including 165 million "green shoe" shares), representing 16.8% of capital, thus increasing the shares outstanding in the capital market to 28.5%. The offer was made in the domestic and international markets, with a listing of American Depositary Receipts (ADR) in the New York Stock Exchange on May 10, 2002, under the ticker symbol "SBS".

2    Presentation of the Financial Statements

     The financial statements have been prepared in conformity with accounting practices adopted in Brazil and the rules and regulations of the Comissao de Valores Mobiliarios (the Brazilian Securities Commission, or "CVM"). These financial statements have been identified by the expression "Corporate legislation".

     Supplementary information is also being presented "in currency of constant purchasing power", prepared in conformity with the methodology described in Note 18.

3    Summary of Significant Accounting Practices

(a)  Determination of the results of operations

(i)    Gross revenues from sales and services

     Revenues are recorded as the services are rendered. Water supply and sewage services rendered but not billed by the balance sheet date are measured and recorded as a contra entry to customer accounts receivable so that costs can be matched against revenues in each year.

(ii)   Financial income and expenses

     These are represented mainly by interest, monetary and foreign exchange variations on loans and financings, and income accruals on financial investments, which are calculated and recorded on the accrual basis of accounting.

(iii)   Income tax and social contribution on net income

     Income tax and social contribution on net income (referred to as "social contribution") are recorded on the accrual basis of accounting. The provisions for income tax and deferred income tax on tax losses and on temporary differences are recorded at the base rate of 15%, plus an additional 10% on taxable income in excess of a certain limit. The provisions for social contribution and deferred social contribution on tax losses for social contribution on net income purposes and on temporary differences are recorded at the rate of 9%.

(iv) Other income and expenses

     Other income and expenses are recognized on the accrual basis of accounting.

(b)  Financial investments

     These are represented mainly by Certificates of Bank Deposit (CDB) and are stated at the amounts invested plus accrued income (on a pro-rata basis) up to balance sheet date.

(c)  Allowance for doubtful accounts

     The allowance is recorded in an amount considered sufficient to cover any probable losses on realization of accounts receivable from customers and is charged to income for the year in "selling expenses".

(d)  Inventories

     Inventories of materials used in operations and in the maintenance of the water and sewage systems are stated at average purchase cost and recorded in current assets.

     Inventories of spare parts are recorded in property, plant, and equipment and are stated at average cost of purchase.

(e)  Other current assets and long-term receivables

     These are stated at cost or realizable value plus accrued income, when applicable.

(f)  Permanent assets

     These are stated at cost plus price-level restatements up to December 31, 1995, and take the following matters into consideration:

     Depreciation of property, plant, and equipment is calculated on the straight-line method at the annual rates mentioned in Note 8.

     The revaluation of property, plant, and equipment items, carried out in two separate stages in 1990 and 1991, was based on an appraisal report issued by independent experts and is realized through depreciation, sale, and disposal of the respective assets, with contra entry to "Retained earnings".

     Deferred charges are amortized on the straight-line method over five years as from the date when benefits start to be generated.

     Interest charges on financings raised with third parties for construction in progress are capitalized as part of the cost of the assets.

(g)  Loans and financings

     These are restated based on the related monetary and foreign exchange variations, plus other charges incurred to the balance sheet date.

(h)  Provision for vacation pay

     The provision for vacation pay and related social charges is accrued as the rights are earned.

(i)  Provision for contingencies

     Provisions for contingencies are recorded to cover losses related to labor, tax, civil, commercial and other lawsuits, at administrative and court levels, which are considered by legal counsel to be probable and able to be estimated at December 31.

(j)  Environmental expenditures

     Expenditures relating to ongoing environmental programs are expensed as incurred. Ongoing programs are designed to minimize the environmental impact of the operations and to manage the environmental risks inherent to the activities. Provisions with respect to such costs are recorded at the time they are considered to be probable and able to be reasonably estimated.

(k)  Actuarial liability

     The Company sponsors a private defined benefit pension plan. CVM Deliberation 371/2000 determines the recognition of actuarial liabilities exceeding the fair value of the assets of the pension plans. As prescribed by this regulation, these liabilities are being recognized over a period of five years as from 2002.

(l)  Other current and long-term liabilities

     These are stated at their known or estimated amounts, including accrued charges and monetary and foreign exchange variations, when applicable.

(m)  Interest attributed to shareholders' equity

     This interest has been recorded in accordance with Law 9249/95 for tax deductibility purposes, calculated on a daily pro-rata basis at the Long-term Interest Rate (TJLP), and recorded in conformity with CVM Deliberation 207/96.

(n)  Net income (loss) per thousand shares

     Loss per thousand shares is calculated based on the number of shares issued at the balance sheet date.

(o)  Use of estimates

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented. Actual results in the future could differ from those estimates.

4    Cash and Cash Equivalents

                                                     Supplementary information
                                                     -------------------------
                                    Corporate        In currency of constant
                                   legislation           purchasing power
                               -----------------        -----------------
                                  2002      2001           2002     2001
                               -------   -------        -------  -------

Cash and banks                  70,306    48,861         70,306   61,221
Financial investments          344,365   281,746        344,365  353,020
Debentures in treasury          47,467    47,432         47,467   59,431
Foreign currency deposits            -    82,181              -  102,971
                               -------   -------        -------  -------
                               462,138   460,220        462,138  576,643
                               =======   =======        =======  =======

     Financial investments refer mainly to certificates of bank deposit (CDB) plus income accrued to the balance sheet date.

     The foreign currency deposits refer to the purchase of US$ 26,576 thousand and CHF 14,790 thousand used to pay loans and financings, as described in Note 9.

5    Customer Accounts Receivable

     Amounts receivable from customers (except under agreements to refinance overdue accounts receivable) do not include interest, fines or any other charges on overdue bills, as follows:

(a)  Balance sheet balances


                                                                                            Supplementary information
                                                                                         -------------------------------
                                                                                             In currency of constant
                                                              Corporate legislation               purchasing power
                                                     ---------------------------------   -------------------------------
                                                            2002             2001                   2002           2001
                                                     ----------------  ---------------   ------------------ ------------
Current assets
   Private customers
      General customers (i)                                256,323          393,850              256,323        493,483
      Special customers (ii)                                97,005           61,028               97,005         76,467
      Agreements (iii)                                      43,474           46,579               43,474         58,363
                                                     ----------------  ---------------   ------------------ ------------
                                                           396,802          501,457              396,802        628,313
                                                     ----------------  ---------------   ------------------ ------------
   Government entities
      Municipal - Sao Paulo                                163,688          149,651              163,688        187,509
      Municipal - other                                    155,776           77,110              155,776         96,617
      State                                                 65,458           20,071               65,458         25,148
      State - GESP Agreement (Note 14)                      37,706           15,711               37,706         19,685
      Federal                                               10,619            9,582               10,619         12,006
                                                     ----------------  ---------------   ------------------ ------------
                                                           433,247          272,125              433,247        340,965
                                                     ----------------  ---------------   ------------------ ------------

                                                                                            Supplementary information
                                                                                         -------------------------------
                                                                                             In currency of constant
                                                              Corporate legislation               purchasing power
                                                     ---------------------------------   -------------------------------
                                                            2002             2001                   2002           2001
                                                     ----------------  ---------------   ------------------ ------------
   Bulk sale customers - Municipal authorities
      Guarulhos                                            178,379          143,956              178,379        180,373
      Maua                                                  45,077           36,453               45,077         45,675
      Mogi das Cruzes                                        3,163            2,612                3,163          3,273
      Santo Andre                                          153,242          126,325              153,242        158,282
      Sao Bernardo do Campo                                144,489          118,931              144,489        149,017
      Sao Caetano do Sul                                     2,154            1,890                2,154          2,368
      Diadema                                               38,511           30,416               38,511         38,110
                                                     ----------------  ---------------   ------------------ ------------
                                                           565,015          460,583              565,015        577,098
                                                     ----------------  ---------------   ------------------ ------------
   Amounts to be billed                                    200,601          200,922              200,601        251,750
                                                     ----------------  ---------------   ------------------ ------------
    Subtotal                                             1,595,665        1,435,087            1,595,665      1,798,126
                                                     ----------------  ---------------   ------------------ ------------
   Allowance for doubtful accounts
      Private and government                             (270,187)        (255,569)            (270,187)      (320,221)
      Bulk sales                                         (414,243)        (367,782)            (414,243)      (460,821)
                                                     ----------------  ---------------   ------------------ ------------
                                                         (684,430)        (623,351)            (684,430)      (781,042)
                                                     ----------------  ---------------   ------------------ ------------
   Adjustment to present value                                   -                -              (2,979)        (2,947)
                                                     ----------------  ---------------   ------------------ ------------
    Total                                                  911,235          811,736              908,256     1,014,137
                                                     ================  ===============   ================== ============

Receivables from private customers refer to (i) general customers - households and small and medium-sized businesses (ii) special customers - large consumers, companies, industries, condominiums and special billing consumers (industrial waste, wells, etc.); and (iii) agreements - to refinance overdue receivables in installments.

(b)  Aging analysis

                                                                                   Supplementary information
                                                                                -------------------------------
                                                                                    In currency of constant
                                                     Corporate legislation               purchasing power
                                            ---------------------------------   -------------------------------
                                                   2002             2001                2002           2001
                                            ----------------  ---------------   -----------------  ------------
Amounts currently due                           480,728           374,885               480,728        469,721
Overdue up to 30 days                           127,977            94,174               127,977        117,997
Overdue from 31 to 60 days                       57,820            34,868                57,820         43,689
Overdue from 61 to 90 days                       28,733            24,142                28,733         30,249
Overdue from 91 to 120 days                      27,061            13,964                27,061         17,497
Overdue from 121 to 180 days                     45,228            57,297                45,228         71,792
Overdue from 181 to 360 days                    131,440           149,331               131,440        187,108
Overdue for more than 360 days                  696,678           686,426               696,678        860,073
                                           ----------------   --------------      --------------  ------------
Subtotal                                      1,595,665         1,435,087             1,595,665      1,798,126

Allowance for doubtful accounts                (684,430)         (623,351)             (684,430)      (781,042)
Adjustment to present value                           -                 -                (2,979)        (2,947)
                                           ----------------   --------------      --------------  ------------
Total                                           911,235           811,736               908,256      1,014,137
                                           ================   ==============      ==============  ============

(c)  Allowance for doubtful accounts

     (i)  The additional allowances charged during each year are as follows:

                                               Corporate legislation
                                               --------------------
                                                  2002       2001
                                               ---------  ---------
Opening balance                                 623,351    472,653
Private customers/Government entities            14,618     51,157
Bulk sale customers - Municipal authorities      46,461     99,541
                                               ---------  ---------
Total for the year                               61,079    150,698
                                               ---------  ---------
Closing balance                                 684,430    623,351
                                               =========  =========

                                             Supplementary information
                                             -------------------------
                                               In currency constant
                                                  purchasing power
                                              -----------------------
                                                  2002        2001
                                              -----------  ----------
Opening balance                                  781,042     653,635
Private customers/Government entities             16,591      69,247
Bulk sale customers - Municipal authorities       53,778     131,221
                                              -----------  ----------
Total for the year                                70,369     200,468
                                              -----------  ----------
Gains and losses                               (166,981)    (73,061)
                                              -----------  ----------
Closing balance                                  684,430     781,042
                                              ===========  ==========

The Company expensed to income, losses on accounts receivable incurred in 2002 in the amount of R$ 162,915 (net of recoveries, of R$ 101,836 up to R$ 5 and R$ 61,079 over R$ 5), expensed to income for the year, in conformity with the guidelines of Law 9430/96, recorded in "Selling expenses". In 2001, these losses amounted to R$ 153,780.

(ii) In income and expense accounts

                                                      Supplementary information
                                                      -------------------------
                                                        In currency of constant
                                Corporate legislation       purchasing power
                              ------------------------  ----------------------
                                     2002         2001        2002        2001
                              -----------  -----------  ----------  ----------
Allowances (over R$ 5 thousand    (76,534)    (178,320)    (89,107)   (236,682)
Recoveries (over R$ 5 thousand)    15,455       27,622      18,738      36,223
Direct write off (less R$ 5
  thousand)                      (156,352)    (107,335)   (188,484)   (142,812)
Recoveries (less R$ 5 thousand)    54,516      104,253      64,497     135,675
                              -----------  -----------  ----------  ----------
Expenses (Note 22)               (162,915)    (153,780)   (194,356)   (207,596)
                              ===========  ===========  ==========  ==========

The Company's accounting policy for establishing the allowance for doubtful accounts is as follows:

(*) accounts receivable (excluding accounts receivable from the State Government) over R$ 5 thousand and less than R$ 30 thousand overdue for more than 360 days are included in the allowance for doubtful accounts;
(**) accounts receivable balances (excluding accounts receivable from the State Government) more than R$ 30 thousand overdue for more than 360 days, for which legal action has been taken, are included in the allowance for doubtful accounts; and
(***) accounts receivable balances (excluding accounts receivable from the State Government) less than R$ 5 thousand overdue more than 180 days are written off through a direct charge to "Selling expenses".

(d)  Bulk sale customers (Municipal authorities)

     The amounts receivable on bulk sales refer to the sale of "treated water" to certain municipal authorities which distribute, bill, and charge for this water.


                                                                                            Supplementary information
                                                                                            -------------------------
                                                            Corporate legislation        In constant purchasing power
                                                            ---------------------        ----------------------------
Changes in the year                                           2002          2001              2002                2001
                                                              ----          ----              ----                ----
Opening balance                                            460,583        384,589          577,098            584,773
Billings                                                   230,477        201,043          230,477            251,901
Collections relating to the year                         (119,736)      (123,514)        (119,736)          (154,760)
Collections relating to the prior year billings            (6,309)        (1,535)          (6,309)            (1,923)
Gains and losses                                                 -              -        (116,515)          (102,893)
                                                         ---------      ---------        ---------          ---------
Closing balance                                            565,015        460,583          565,015            577,098
                                                         =========      =========        =========          =========


(e) State Government

                                                                                                Corporate legislation
                                             ------------------------------------------------------------------------
                                                                                            Gains and
                                             2001         Billings      Collections           losses             2002
                                             ----         --------      -----------           ------             ----
State Government                           20,071          247,705          202,318                -           65,458
                                           ======          =======          =======          =======           ======



                                                                                             Supplementary information
                                                                                          in constant purchasing power
                                          ----------------------------------------------------------------------------
                                                                                           Gains and
                                             2001         Billings      Collections           losses              2002
                                             ----         --------      -----------           ------              ----
State Government                           25,148          291,435          234,706         (16,419)            65,458
                                           ======          =======          =======         =======             ======


6    Receivable from the State Government

     The accounts receivable relate to supplementary pensions and paid leave benefits paid by the Company to former employees of the state-owned companies which merged to form SABESP. The amounts are reimbursed by the Government of the State of Sao Paulo (the "State Government"), which is the primary obligor in accordance with State Law 200/74. At December 31, 2002, these receivables amount to R$ 83,240 (2001 - R$ 5,678).

     At December 31, 2002, the Company employs 286 people entitled to these benefits and 2,882 (2001 - 2,873) who already receive supplementary pensions. The amount of the future benefits, calculated based on actuarial techniques and the assumptions described in Note 13, is R$ 908,861, and is not recorded in the Company's accounts because it refers to an obligation of the Sao Paulo State Government.

     On December 11, 2001, the Company entered into an "Agreement for Recognition and Consolidation of Obligations, Payment Commitments and Other Covenants", described in Note 14, under which the Sao Paulo
     State Government acknowledges a debt of R$ 320,623, which will be reconciled between the parties, and which corresponds to the balance of these obligations on November 30, 2001. The amount of R$ 33,750 (2001- R$ 5,678) related to this settlement is recorded under current assets as "Receivable from the State Government" and the remaining portion in long-term receivables as "GESP Agreement".

7    Long-term Receivables - Judicial Deposits

     Judicial deposits are recorded at their original amounts and represent escrow deposits made under court instructions relating to labor, tax and civil lawsuits to which the Company is a party.

8    Property, plant, and equipment

                                   Corporate legislation
                                   --------------------------------------------------------------------------------------
                                                                                2002            2001
                                   ------------------------------------------------- ---------------
                                                         Accumulated                                               Annual
                                                    depreciation and                                         depreciation
                                       Cost             amortization             Net             Net            rates - %
                                   -------------- -------------------  -------------  --------------  -------------------

In use
Water systems
  Land                                  916,689              -              916,689        916,088               -
  Buildings                           2,504,076       (990,345)           1,513,731      1,568,367               4
  Ducts                                 725,573       (234,973)             490,600        492,921               5
  Water meters                          242,305       (101,182)             141,123        128,983              10
  Networks                            2,919,737       (709,495)           2,210,242      2,182,339               2
  Equipment                             156,633        (96,409)              60,224         48,627              10
  Other                                 333,502       (127,006)             206,496        202,237         2 to 20
                                   -------------- -------------------  -------------  --------------
                                      7,798,515     (2,259,410)           5,539,105      5,539,562
                                   -------------- -------------------  -------------  --------------
Sewage systems
  Land                                  339,953              -              339,953        339,494               -
  Buildings                           1,193,550       (335,388)             858,162        879,341               4
  Ducts                                 738,801       (229,926)             508,875        513,423               5
  Networks                            3,839,052       (766,197)           3,072,855      3,022,494               2
  Equipment                             363,267       (196,471)             166,796        201,197              10
  Other                                  21,785         (8,472)              13,313         12,522         2 to 20
                                   -------------- -------------------  -------------  --------------
                                      6,496,408     (1,536,454)           4,959,954      4,968,471
                                   -------------- -------------------  -------------  --------------
General use                                                                                           ------------
  Land                                  102,527              -              102,527        102,527               -
  Buildings                             112,318        (50,146)              62,172         65,054               4
  Transportation equipment              133,184       (101,704)              31,480         27,206              20
  Furniture, fixtures and
   equipment                            229,401       (115,999)             113,402         93,845              10
  Free lease land                        25,312              -               25,312         25,312               -
  Free lease assets                       8,023         (2,471)               5,552          5,552         2 to 20
                                   -------------- -------------------  -------------  --------------
                                        610,765       (270,320)             340,445        319,496
                                   -------------- -------------------  -------------  --------------
                                     14,905,688     (4,066,184)          10,839,504     10,827,529
                                   -------------- -------------------  -------------  --------------
Construction in progress
  Water systems                         795,459              -              795,459        861,173
  Sewage systems                      1,673,402              -            1,673,402      1,521,035
  Other                                  24,278              -               24,278         21,614
                                   ------------- -------------------  -------------  --------------
                                      2,493,139              -            2,493,139      2,403,822
                                  -------------- -------------------  -------------  --------------
   Concessions acquired (e)             307,803        (32,077)             275,726        278,599
                                  -------------- -------------------  -------------  --------------
                                     17,706,630     (4,098,261)          13,608,369     13,509,950
                                  ============== ===================  =============  ==============


                                                                                                 Supplementary information
                                        ----------------------------------------------------------------------------------
                                                                                                   In currency of constant
                                                                                                          purchasing power
                                        ----------------------------------------------------------------------------------
                                                                                    2002           2001
                                        ------------------------------------------------     ----------

                                                       Accumulated
                                                      depreciation                                                 Annual
                                                               and                                           depreciation
                                              Cost    amortization                   Net             Net        rates - %
                                         ---------    ------------           -----------      ----------          -------
    In use
    Water systems
      Land                               2,001,626              -             2,001,626       1,999,591                -
      Buildings                          5,464,029     (2,161,169)            3,302,860       3,393,122                4
      Ducts                              1,571,781       (509,535)            1,062,246       1,046,711                5
      Water meters                         410,297       (196,561)              213,736         212,882               10
      Networks                           6,319,789     (1,544,542)            4,775,247       4,656,630                2
      Equipment                            323,816       (206,462)              117,354          91,511               10
      Other                                745,289       (335,085)              410,204         411,707          2 to 20
                                        ----------     -----------           ----------      ----------          -------
                                        16,836,627     (4,953,354)           11,883,273      11,812,154
                                        ----------     -----------           ----------      ----------
    Sewage systems
      Land                                 728,096              -               728,096         726,715                -
      Buildings                          2,616,873       (736,621)            1,880,252       1,890,352                4
      Ducts                              1,576,861       (496,458)            1,080,403       1,078,246                5
      Networks                           8,395,758     (1,670,662)            6,725,096       6,460,959                2
      Equipment                            792,533       (404,518)              388,015         427,822               10
      Other                                123,290        (59,366)               63,924          41,138          2 to 20
                                        ----------     -----------           ----------      ----------
                                        14,233,411     (3,367,625)           10,865,786      10,625,232
                                        ----------     -----------           ----------      ----------
    General use
      Land                                 224,188              -               224,188         224,188                -
      Buildings                            246,279       (109,728)              136,551         141,242                4
      Transportation equipment             246,518       (205,521)               40,997          38,452               20
      Furniture, fixtures and
        equipment                          385,984       (240,694)              145,290         125,045               10
      Free lease land                       55,355              -                55,355          55,355                -
      Free lease assets                     17,547         (5,439)               12,108          12,108          2 to 20
                                        ----------     -----------           ----------      ----------
                                         1,175,871       (561,382)              614,489         596,390
                                        ----------     -----------           ----------      ----------
                                        32,245,909     (8,882,361)           23,363,548      23,033,776
                                        ----------     -----------           ----------      ----------
    Construction in progress
      Water systems                        927,053              -               927,053       1,381,384
      Sewage systems                     2,218,007              -             2,218,007       2,465,569
      Other                                 34,243              -                34,243          35,528
                                        ----------     -----------           ----------      ----------
                                         3,179,303              -             3,179,303       3,882,481
                                        ----------     -----------           ----------      ----------
    Concessions acquired (e)               480,924        (48,023)              432,901         439,001
                                        ----------     -----------           ----------      ----------
                                        35,906,136     (8,930,384)           26,975,752      27,355,258
                                        ==========     ===========           ==========      ==========

(a) Depreciation

    All assets were revalued in 1990 and 1991 and are being depreciated at rates which take into consideration the remaining economic useful lives of the assets presented in the appraisal reports which, as a rule, are within the above rates.

(b) Disposals of property, plant, and equipment

    The Company wrote off items of property, plant, and equipment in 2002 which resulted in a loss of R$ 16,479 (2001 - R$ 84,948), of which R$ 13,962 (2001 - R$ 74,453) refers to items in use, due to obsolescence, theft and sale, and R$ 2,517 (2001 - R$ 10,495) to construction projects in progress which were not considered economically feasible.

(c) Capitalization of interest and financial charges

    In order to comply with CVM Deliberation 193/96, in 2002 the Company capitalized R$ 17,902 (2001 - R$ 18,885) of financial charges referring to the financing of construction in progress.

(d) Construction in progress

    The estimated disbursements as from 2003 relating to project investments already contracted are approximately R$ 890,000 (2002 - R$ 731,000).

    At December 31, 2002 and 2001, construction in progress refers mainly to renovations and operational improvements in:



                                                                                                 Supplementary information
                                                                                     -------------------------------------
                                                                                                   In currency of constant
                                            Corporate legislation                                         purchasing power
                                        --------------------------------------       -------------------------------------
                                                  2002                    2001            2002                   2001
                                        -----------------         ------------       ------------         ----------------
   Water systems
      Networks and connections                    229,206              243,488            267,124               390,572
      Supply                                      146,397              142,931            170,616               229,272
      Water treatment                             125,474              138,669            146,231               222,435
      Sub-supply                                  140,411              144,945            163,639               232,502
      Production and storage                      125,591              152,620            146,368               244,814
      Other                                        28,380               38,520             33,075                61,789
      Total water systems                         795,459              861,173            927,053             1,381,384

      Sewage systems
      Collection                                1,255,363            1,139,705          1,663,918             1,847,440
      Wastewater treatment                        338,657              286,546            448,872               464,486
      Other                                        79,382               94,784            105,217               153,643
      Total sewage systems                      1,673,402            1,521,035          2,218,007             2,465,569

      Other                                        24,278               21,614             34,243                35,528
                                                ---------            ---------          ---------             ---------
      Total                                     2,493,139            2,403,822          3,179,303             3,882,481
                                                =========            =========          =========             =========


(e)     Concessions acquired

        As from 1999, the negotiations of new concessions are made on the basis of the economic and financial results of the transaction determined in appraisal reports issued by independent experts.

        The amount defined in the respective contract, after the transaction is closed with the municipal authorities, with payment through subscribing Company shares or in cash, is recorded in this account and amortized over the 30-year concession period.

The net amount shown, including additions and amortization, relates to concessions with the following municipalities:

                                                                                                           Supplementary
                                                                                                             information
                                                                                             ---------------------------
                                                                                                 In currency of constant
                                                                    Corporate legislation               purchasing power
                                                    -------------------------------------    ---------------------------
    Municipalities                                              2002                 2001           2002            2001
                                                             -------                -----          -----           -----
       Agudos                                                  6,375                5,193         10,651           9,249
       Bom Sucesso do Itarare                                     59                   59             74              76
       Campo Limpo Paulista                                    9,593                9,915         14,765          15,190
       Conchas                                                 1,938                1,994          2,902           2,969
       Duartina                                                  891                  877          1,290           1,288
       Estancia de Serra Negra                                 3,486                3,517          4,821           4,869
       Itarare                                                 4,435                4,523          7,829           8,019
       Maraba Paulista                                           297                  308            436             452
       Miguelopolis                                            3,384                3,460          6,026           6,150
       Osasco                                                222,212              225,056        345,136         350,828
       Paraguacu Paulista                                     12,017               12,425         22,054          22,671
       Paulistania                                               118                  106            148             136
       Sandovalina                                               167                  171            253             259
       Santa Maria da Serra                                      729                  758          1,124           1,163
       Varzea Paulista                                        10,025               10,237         15,392          15,682
                                                            --------              -------        -------      ----------
                                                             275,726              278,599        432,901         439,001
                                                            ========              =======        =======      ==========


(f) Expropriations

    As a result of the construction of priority projects related to the water and sewage systems, the Company was forced to expropriate or establish rights of way in third-party properties, in conformity with the relevant legislation. The owners of these properties will be compensated either through friendly or court means.

    The estimate of the compensation to be paid as from 2003 amounts to approximately R$ 189,000 (in 2002 the Company paid R$ 3,465), which will be paid with own funds. The assets to be received as a result of these negotiations will be recorded as property, plant, and equipment after the transaction is completed.

(g) Tax effects on the revaluation of assets

    As permitted by CVM Instruction 197/93, the Company did not provide for the tax effects (deferred taxes) on the revaluation surplus recorded as a result of the revaluations of property, plant, and equipment carried out in 1990 and 1991. Had this effect been accounted for, the unrealized amount at December 31, 2002 would be R$ 572,582 (2001 - R$ 605,115). In the period
    January-December 2002, the realization of the revaluation reserve amounted to R$ 95,841.


9    Loans and financings

                                                                                                     Corporate legislation
                                                    ----------------------------------------------------------------------
                                                                         2002                                         2001
                                                    --------------------------------    ----------------------------------
                                                                   Long-                                Long-
Financial institution                               Current         term       Total    Current          term        Total
---------------------------------------------       -------   ----------   ---------    -------     ---------      -------
In Brazilian reais
   Federal Government/Banco do Brasil               137,478    2,341,027   2,478,505    122,864     2,410,937    2,533,801
   Debentures 3rd Issue                                   -      413,094     413,094          -       413,094      413,094
   Debentures 4th Issue                                   -      300,000     300,000          -       300,000      300,000
   Debentures 5th Issue                                   -      421,153     421,153          -             -            -
   Caixa Economica Federal                           28,380      493,130     521,510     24,948       495,256      520,204
   Brazilian National Development Bank (BNDES)            -        4,060       4,060          -             -            -
   Other                                              2,236       24,149      26,385        525        25,630       26,155
   Interest and charges                              52,401            -      52,401     23,267             -       23,267
                                                   --------   ----------   ---------    -------      --------    ---------
                                                    220,495    3,996,613   4,217,108    171,604     3,644,917    3,816,521
                                                   --------   ----------   ---------    -------      --------    ---------
In foreign currency
   International Bank for Reconstruction and
   Development (IBRD): US$ 56,340 thousand (2001 -
   US$ 78,684 thousand)                             104,132       94,934     199,066     62,706       119,872     182,578
   Societe Generale: Euro 3,469 thousand (2001 -
   Euro 4,109 thousand)                               2,675       10,165      12,840      1,320         7,159       8,479
   Inter-American Development Bank (IDB): US$
   425,642 thousand (2001 - US$ 424,041 thousand)   125,969    1,377,952   1,503,921     76,677       907,267     983,944
   Eurobonds: US$ 475,000 thousand (2001 - US$
   475,000 thousand)                                706,660      971,658   1,678,318          -     1,102,190   1,102,190
   Westdeutsche Landesbank Girozentrale (2001 -
   US$ 50,000 thousand)                                   -            -           -    116,020             -     116,020
   Deutsche Bank Luxembourg: US$ 60,000 thousand
   (2001 - US$ 80,000 thousand)                      70,666      141,332     211,998     46,408       139,224     185,632
   Interest and charges                             101,872                  101,872     74,587             -      74,587
                                                  ---------   ----------   ---------    -------     ---------   ---------
                                                  1,111,974    2,596,041   3,708,015    377,718      2,275,712  2,653,430
                                                  ---------    ---------   ---------    -------      ---------  ---------
Total                                             1,332,469    6,592,654   7,925,123    549,322      5,920,629  6,469,951
                                                  =========    =========   =========    =======      =========  =========



Exchange rates at December 31, 2002 : US$ - R$ 3.5333; Euro - R$ 3.7012.

                                                                                                                  Supplementary
                                                                                                                    information
                                               --------------------------------------------------------------------------------
                                                                                       In currency of constant purchasing power
                                               --------------------------------------------------------------------------------

                                                                                  2002                                     2001
                                                 -------------------------------------    -------------------------------------
                                                                    Long-                                   Long-
Financial institution                             Current           term         Total     Current          term          Total
--------------------------------------------     --------      ---------     ---------    --------    ----------     ----------
In Brazilian reais
 FederalGovernment/BancodoBrasil                  137,478      2,341,027     2,478,505    153,945      3,020,839      3,174,784
  Debentures 3a Issue                                   -        413,094       413,094          -        517,596        517,596
  Debentures 4a Issue                                   -        300,000       300,000          -        375,892        375,892
  Debentures 5a Issue                                   -        421,153       421,153          -              -              -
  Caixa Economica Federal                          28,380        493,130       521,510     31,259        620,543        651,802
  Brazilian National Development Bank (BNDES)           -          4,060         4,060          -              -              -
  Other                                             2,236         24,149        26,385        657         32,113         32,770
  Interest and charges                             52,401              -        52,401     29,153              -         29,153
                                                  -------     ----------     ---------   --------     ----------     ----------
                                                  220,495      3,996,613     4,217,108    215,014      4,566,983      4,781,997
                                                  -------     ----------     ---------   --------     ----------     ----------
In foreign currency
  International Bank for Reconstruction and
  Development(IBRD):US$56,340 thousand (2001-
  US$78,684 thousand)                             104,132         94,934       199,066     78,568        150,196        228,764
  Societe Generale: Euro 3,469 thousand
  (2001-Euro 4,109 thousand)                        2,675         10,165        12,840      1,654          8,970         10,624
  Inter-American Development Bank (IDB):
  US $425,642 thousand (2001-US$424,041
  thousand)                                       125,969      1,377,952     1,503,921     96,075      1,136,781      1,232,856
  Eurobonds: US$475,000 thousand (2001-
  US$475,000 thousand)                            706,660        971,658     1,678,318          -      1,381,014      1,381,014
  Westdeutsche Landesbank Girozentrale
  (2001-US$50,000 thousand)                              -              -             -    145,370              -       145,370
  DeutscheBank Luxembourg: US$60,000 thousand
  (2001-US$80,000 thousand)                         70,666        141,332       211,998     58,148        174,444       232,592
  Interest and charges                             101,872              -       101,872     93,456              -        93,456
                                                 ---------     ----------     ---------    -------      ---------     ---------
                                                 1,111,974      2,596,041     3,708,015    473,271      2,851,405     3,324,676
                                                 ---------     ----------     ---------    -------      ---------     ---------
Total                                            1,332,469      6,592,654     7,925,123    688,285      7,418,388     8,106,673
                                                 =========     ==========     =========    =======      =========     =========

Exchange rates at December 31, 2002: US$-R$3.5333;Euro-R$3.7012.

(a) Federal Government/Banco do Brasil

    In March 1994, loan agreements with the Caixa Economica Federal, for which Banco do Brasil acts as agent, were refinanced and the related loan rights were transferred to the Federal Government. Under the terms of the agreement signed with the Federal Government, charges and payments are made on the "Price" amortization system (monthly), indexed to the Standard Reference Unit (UPR), which is equal to the Government's benchmark Interest Rate (TR), including an interest rate of 8.5% per year with final maturity in 2014. This financing is guaranteed by the Sao Paulo State Government by a pledge on its own revenues and the revenues of SABESP.

(b) Debentures

    3rd Issue

    In March 1999, the Company made a public placement of non-convertible debentures, as detailed in the announcement of "Beginning of Distribution" published in the Gazeta Mercantil newspaper on March 19 and 22, 1999, and the respective Public Offer Prospectus prepared in conformity with the Code for Self-Regulation of the National Association of Investment Banks and Securities Distributors ("ANBID").

    This resulted in the placement of 413,094 debentures with a nominal value of R$ 1 each, totaling R$ 413,094, distributed as follows:

    . 1st, 2nd and 3rd series - R$ 115,000 each series
    . 4th series - R$ 51,666
    . 5th series - R$ 16,428

    The issue was placed in conformity with National Monetary Council ("CMN") Resolution 2559/98.

    In September 2001, the final maturity was extended from November 2002 to September 2004, and the interest on the five series was renegotiated, payable on a quarterly basis, as follows:


                        Previous rate                     Renegotiated rate
                        -------------                     -----------------
    1st series           104%      CDI                     CDI + 1.5% p.a.
    2nd series           103%      CDI                     CDI + 1.5% p.a.
    3rd series           102.75%   CDI                     CDI + 1.5% p.a.
    4th series           104%      CDI                     CDI + 1.5% p.a.
    5th series           103%      CDI                     CDI + 1.5% p.a.

    CDI - Certificates of Interbank Deposit (Interbank rate)



     As a result of these changes, a total of 47,290 debentures were repurchased, in the amount of R$ 47,467, and maintained in treasury and recorded under current assets (Note 4).

     In 2002, the Company provided for interest of R$ 80,204 (2001 - R$ 70,253), paid in quarterly installments. The remaining balance of R$ 1,549 is recorded in "Loans and financings" under current liabilities.

     4th Issue

     On April 1, 2001, 30,000 book-entry, non-convertible debentures, in a single series, were issued with a nominal value of R$ 10, in the total amount of R$ 300,000. The placement of these debentures in the local market occurred through an auction held on June 8, 2001.

     These debentures will be repaid in 12 quarterly installments as from March 15, 2004, with final maturity on December 15, 2006.

     These debentures bear interest at the average rate paid on one-day Interbank Deposits (DI), calculated and advised by the Clearing House for the Custody and Financial Settlement of Securities (CETIP), plus spread of 1.20% per year. Interest is paid quarterly, and the first payment was made on June 15, 2001.

     The funds raised were used to pay debts falling due in the year of placement.

     In 2002, the Company provided for interest of R$ 57,295 (2001 - R$ 40,121). The remaining balance of R$ 2,700 is recorded in "Loans and financings" in current liabilities.

     5th Issue

     On April 1, 2002, the 5th issue of registered book-entry, non-convertible debentures, without preference or guarantee, was made with a nominal value of R$ 10. The nominal value of the second series is changed monthly in view of its features, in accordance with the respective indenture.

     The Company issued 40,000 debentures in two series, as follows:

                             1st series                     2nd series
     Placement date          May 16, 2002                   May 16, 2002
     Number                  31,372                         8,628
     Nominal value - Issue   R$ 313,720                     R$ 86,280
     Interest                CDI + 1.85% p.a.               IGP-M + 13.25% p.a.
     Interest payment form   Quarterly, except last         Annual, except last
                             installment on March 1, 2007   installment on
                                                            March 1, 2007
     Repayment               3 installments on March 1,     3 installments on
                             2005, March 1, 2006            March 1, 2005,
                             and March 1,2007               March 1, 2006 and
                                                            March 1, 2007

     The funds raised were used to pay debts falling due in 2002.

     In 2002, the Company provided for interest of R$ 47,182 relating to the 1st series, paid on a quarterly basis, and R$ 10,683 relating to the 2nd series, payable annually. The remaining balance of R$ 16,876 - 1st series and R$ 10,683 - 2nd series, is recorded in "Loans and financings" in current liabilities.

(c)  Caixa Economica Federal

     Pro-Sanitation Program

(i)  Water and Sewage

     Several loan agreements were signed in 1996, 1997 and 1998 under the Pro-Sanitation Program with a view to expanding and improving the water supply and sewage systems of several municipalities of the State of Sao Paulo and of the City of Sao Paulo. The loans are collateralized by the collections of the daily billings from water supply and sewage services up to the total amount of the debt.

     The repayments per the contracts are from 120 to 180 months as from the date the project becomes operational.

     The balance at December 31, 2002 is R$ 507,181 (2001 - R$ 510,669), and
     the amount of these agreements to be used during the grace period is R$ 8,324 (2001 - R$ 5,079).

     The contractual charges are:


                                                           1996                           1997                         1998
                                 -------------------------------    --------------------------        ---------------------

    Interest rate                                      9.5% p.a.              6.5% to 8.0% p.a.           6.5% to 8.0% p.a.

    During the grace period:
    Risk rate                                       1.0%  on the                    1.0% on the            0.6% p.a. on the
                                               amount drawn down              amount drawn down               debit balance
    Administration fee                             0.12% p.m. on               2.0% p.a. on the            2.0% p.a. on the
                                             the contract amount              amount drawn down           amount drawn down

    During the repayment stage:
    Administration fee                    Difference between the
                                       installment calculated at               1.0% p.a. on the            1.0% p.a. on the
                                     10.5% p.a. less at 9.5% p.a.                 debit balance               debit balance


(ii) "ProSanear" Program

     In 1997 and 1998, contracts were signed under the ProSanear Program for the improvement of water supply and sewage services, with the participation of the communities receiving the services, in several municipalities of the Sao Paulo Metropolitan Region. The loans are collateralized by collections of the daily billings from water supply and sewage services up to the total amount of the debt. Repayments will be made in 180 months as from the date the project becomes operational.

     The balance at December 31, 2002 is R$ 14,329 (2001 - R$ 9,535), of which R$ 20,367 (2001 - R$ 14,779) relates to construction in progress.

     Estimated financial charges:

     Interest rate - 5.0% p.a.
     Administration fee (grace period) - 2.0% p.a. on the debit balance Administration fee (repayment stage) - 1.0% p.a. on the debit balance Risk rate (grace period) - 1.0% on the amounts drawn down

(d)  BNDES

     Contract 01.2.619.3.1 - Signed in August 2002, for R$ 60,000, for the purpose of financing part of the Company's contribution to the Tiete River Pollution Abatement Project - Stage II, object of loan agreement 1212/OC - BR with the Inter-American Development Bank (IDB).

     On the same date, the Company signed Onlending Agreement 10/669.748-6, for R$ 180,000, not yet fully drawndown, distributed amongst the agents, as follows:

     Agent                                                                 R$
     -------------------------------------------           ------------------
     Unibanco - Uniao de Bancos Brasileiros S.A.                       60,000
     Banco BBA Creditanstalt S.A.                                      51,000
     Banco Alfa de Investimento S.A.                                   39,000
     Banco Itau S.A.                                                   30,000
                                                           ------------------
     Total                                                            180,000
                                                           ==================

     The funds will be onlent by BNDES to the agents, and by the agents to SABESP. The onlending agreement has the same purpose as the agreement between BNDES and SABESP, and the same interest and repayment terms, as follows:

     Interest - TJLP limited to 6% p.a., plus spread of 3% p.a., paid quarterly during the grace period, and monthly as from the date the project becomes operational. The TJLP portion exceeding 6% p.a. will be added to the outstanding balance.

     Repayment - To be made in 84 monthly installments, the first due in September 2005 and the last in August 2012.

     The agreements are collateralized by part of revenues from water supply and sewage services.

     Covenants:
     Current ratio: Higher than 1.0;
     EBITDA/ROL: equal or higher than 38%;
     Total connections (water and sewage)/own employees: equal or higher than 520;
     EBITDA/Debt service: equal or higher than 1.5;
     Shareholders' equity/total liabilities: equal or higher than 0.8.

(e)  International Bank for Reconstruction and Development (IBRD)

     Loan Agreement 3102 - Signed in February 1990, for US$ 280 million, to finance improvements in the Company's operating efficiency. The repayments began in September 1994 and the loan bears interest at 0.5% above the cost of the amounts drawn down in the prior six-month period, with final maturity in March 2004. The Federative Republic of Brazil has signed a guarantee with IBRD, on the same date, to provide the funds for the loan covered by the agreement. At December 31, 2002, the amount outstanding on this loan was R$ 134,764 (US$ 38,141 thousand).

     Loan Agreement 3504 - In March 1993, the State of Sao Paulo and SABESP signed an onlending agreement to transfer the funds covered by the basic agreement signed between the State of Sao Paulo and IBRD in December 1992 to finance the environmental clean-up of the Guarapiranga Basin. The Federative Republic of Brazil signed a guarantee with IBRD in December 1992 to provide the funds for the loan covered by the agreement. The semiannual repayments started in October 1997, with final maturity in April 2007. The loan bears interest at 0.5% per annum above the IBRD's cost of funding. At December 31, 2002, the amount outstanding on this loan is R$ 64,302 (US$ 18,199 thousand).

(f)  Inter-American Development Bank (IBD)

     Loan Agreement 229 - In June 1987, the Company signed a loan agreement with the IDB for US$ 163 million to finance the sewage program for the Sao Paulo Metropolitan Region. Semiannual repayments started in January 1994, with final maturity in June 2007. The loan bears interest at 7.7% p.a. The Federative Republic of Brazil signed with IDB in June 1987 to provide the funds for the loan covered by the agreement. At December 31, 2002, the amount outstanding on this loan is R$ 218,585 (US$ 61,864 thousand).

     Loan Agreement 713 - In December 1992, the Company signed a loan agreement with IDB for US$ 400 million to finance the first stage of the Tiete River Pollution Elimination Project. Semiannual repayments started in June 1999, with final maturity in December 2017. The loan bears interest at a variable rate based on the cost of funding to IDB each half year. The Federative Republic of Brazil signed a guarantee with IBD in December 1992 to provide the funds for the loan covered by the agreement. At December 31, 2002, the amount outstanding on this loan is R$ 1,086,565 (US$ 307,521 thousand). Loan Agreement 896 - In December 1992, the Company borrowed a further US$ 50 million from IDB to finance the first stage of the Tiete River Pollution Elimination Project. Semiannual repayments started in June 1999, with final maturity in December 2016. This loan bears interest at 3.0% p.a. The Federative Republic of Brazil signed a guarantee with IBD in December 1992 to provide the funds for the loan covered by the agreement. At December 31, 2002, the amount outstanding on this loan is R$ 137,406 (US$ 38,889 thousand).

     Loan Agreement 1.212 - In June 2000, the Company signed a loan agreement with IDB for US$ 200 million to finance the second stage of the Tiete River Pollution Elimination Project. The agreement is currently in the work execution stage. The amount paid out in 2002 totaled US$ 11,903 thousand and the unused balance amounts to US$ 182,632 thousand. The loan will be repaid semiannually, and the first installment is due six months after the last payment is made, and the last in July 2025. This loan bears interest at a variable rate, payable semiannually on the daily debit balance, based on the cost of funding to IDB is the preceding six-month period, plus a spread, and will vary each half year. At December 31, 2002, the amount outstanding on this loan was R$ 61,365 (US$ 17,368 thousand).

     Covenants
     Loan Agreement 229 - Long-term indebtedness cannot exceed 1.5 times shareholders' equity.

     Loan Agreements 713, 896, and 1212.
     Tariffs must: a) produce revenues sufficient to cover the system's operating expenses, including those of administration, operation, maintenance, and depreciation; b) provide a return on property, plant, and equipment never less than 7%. During project execution, the balances of the short-term loan agreements must not exceed 8.5% of shareholders' equity.

(g)  Eurobonds

(i) In July 1997, the Company consummated a foreign loan agreement of US$ 275 million led by "UBS - Securities LLC", with "Deutsche Morgan Grenfell" and "BB Securities" as co-leaders. This loan bears semiannual interest of 10% p.a., with final maturity in July 2005. These funds were used for the advance repayment of debentures.

(ii) In June 2000, the Company issued Eurobonds overseas in the amount of US$ 200 million. The issue was led by "Deutsche Bank" and "Salomon Smith Barney" (Citi Group). This loan bears semiannual interest of 12% p.a. with final maturity in July 2003. These funds were used to refinance the Company's existing financial liabilities.

     Covenants (in currency of constant purchasing power)

     Limitation of incurring new debts when the debt to adjusted capital (*) ratio is higher than 0.42;

     Interest coverage cannot be lower than 2.5 (adjusted EBITDA
     (**)/financial expenses);

     Loans to the controlling shareholder are limited to the amount of the respective accounts receivable.

(h)  Syndicated loans

(i)  Westdeutsche Landesbank Girozentale

     In February 2000, a loan of US$ 50 million was received from Westdeutsche Landesbank, the principal of which matures on February 28, 2002 and is payable in a single installment, with interest of 9.75% p.a. payable semi-annually, with Chase Trust Bank as paying agent.
     The amount raised was used to refinance certain local and foreign financial liabilities.

(ii) Deutsche Bank Luxembourg

     In October 2000, a U.S. dollar-denominated loan agreement was signed for US$ 100 million to refinance existing financial liabilities. The paying agent of the loan was Deutsche Trust Bank Limited, and the arranger Brazilian American Merchant Bank.

     The loan is payable in ten semiannual installments of principal and pro rata interest at 11.13% per year, with final maturity in October 2005.

     Two installments totaling US$ 20 million were paid in 2002, plus interest for the periods.

     Covenants (in currency of constant purchasing power)

     Limitation of occurrence of new debt when the debt to adjusted capital (*) ratio is higher than 0.42;

     Interest coverage cannot be lower than 2.5 (adjusted EBITDA
     (**)/financial expenses);

     Loans to the controlling shareholder are limited to the amount of the respective Accounts Receivable.

     (*) Adjusted capital excludes from shareholders' equity the overdue receivables from the Sao Paulo State Government and also for bulk water supply to municipal authorities in the Sao Paulo Metropolitan Region.

     (**) Adjusted EBITDA is calculated by excluding uncollected water sales and sewage services to the Sao Paulo State Government and uncollected bulk water sales to independent utilities in the Sao Paulo Metropolitan Region (non-accounting information).

     (***) The covenants are being fulfilled and, accordingly, the balances of loans and financings are being classified into current and long-term in accordance with the contractual maturities.

(i)  Maturities


     Loans and financings fall due as follows:


                                                                                                            2009
                                  2003         2004          2005         2006       2007       2008     onwards        Total
                             ---------      -------     ---------      -------    -------    -------   ---------    ---------

In local currency              220,495      698,331       441,772      459,540    378,451    258,123   1,760,396    4,217,108

In foreign currency          1,111,974      261,648     1,188,750      146,821    135,904     85,042     777,876    3,708,015
                             ---------      -------     ---------      -------    -------    -------   ---------    ---------
                             1,332,469      959,979     1,630,522      606,361    514,355    343,165   2,538,272    7,925,123
                             =========      =======     =========      =======    =======    =======   =========    =========


10   Income Tax and Social Contribution on Net Income


(a)  Balance sheet and income and expense accounts


                                                                                                    Supplementary information
                                                                                                -----------------------------
                                                                                                      In currency of constant
                                                                     Corporate legislation                   purchasing power
                                                        ----------------------------------      -----------------------------
                                                                  2002                2001              2002             2001
                                                        --------------        ------------      -------------      ----------

  Current assets ((b) (i))

    Deferred income tax                                         43,016                  -            43,016                 -
    Deferred social contribution                                15,486                  -            15,486                 -
                                                        --------------        -----------       -----------        ----------
                                                                58,502                  -            58,502                 -
                                                        ==============        ===========       ===========        ==========
  Long-term receivables ((b)(ii))
    Deferred income tax                                         92,734             55,877            92,734            70,013
    Deferred social contribution                               113,299             35,463           113,299            44,434
                                                        --------------        -----------       -----------        ----------
                                                               206,033             91,340           206,033           114,447
                                                        ==============        ===========       ===========        ==========
  Current liabilities
    Deferred income tax                                          9,903                  -             9,903                 -
                                                         -------------        -----------       -----------        ----------
                                                                 9,903                  -             9,903                 -
                                                        ==============        ===========       ===========        ==========
  Long-term liabilities ((b)(iii))
    Deferred income tax                                         59,110            242,246         3,014,966         2,607,522
    Deferred social contribution                                16,770             14,593         1,080,878           847,722
                                                        --------------        -----------       -----------        ----------

                                                                75,880            256,839         4,095,844         3,455,244
                                                        ==============        ===========       ===========        ==========
 Results of operations
     For the year
        Income tax                                              (2,842)           (21,477)           (3,795)          (27,004)
        Deferred income tax                                     60,531             36,090           (66,153)           27,385
     Reversal
        Deferred income tax                                    179,268             47,281           190,114            62,426
                                                        --------------        -----------       -----------        ----------
     Subtotal - Deferred                                       239,799             83,371           123,961            89,811
                                                        --------------        -----------       -----------        ----------
     Total                                                     236,957             61,894           120,166            62,807
                                                        ==============        ===========       ===========        ==========
     For the year
       Deferred social contribution                             86,358             27,805            43,381            29,550
                                                        --------------        -----------       -----------        ----------
                                                                86,358             27,805            43,381            29,550
                                                        ==============        ===========       ===========        ==========


(b)  Deferred taxes

(i)  Current assets

     Mainly calculated on temporary differences totaling R$ 172,064.

(ii) Long-term receivables

     Mainly calculated on temporary differences totaling R$ 294,957 (2001-R$ 235,429) for social contribution purposes and R$ 283,034 (2001-R$ 223,507) for income tax purposes.

     The Company is claiming in court the right to fully offset tax loss carryforwards for income tax and social contribution purposes, without the 30% annual limitation imposed by Law 8981/95; notwithstanding this, the portion offset in the year observed the limitation established in this law. At December 31, 2002, the accumulated tax losses for social contribution purposes amount to R$ 963,923 (2001-R$ 158,610), while income tax losses amount to R$ 87,902. The Company recorded tax credits on these amounts of R$ 86,753 and R$ 21,975, respectively.

     In conformity with CVM Deliberation 273/98 and Instruction 371/02, the realization of credits arising from income tax and social contribution losses and on temporary differences will occur up to the end of 2006 based on budget projections.

     Approximate percentage realization:

     Realization year       2003         2004        2005        2006
                            ----         ----        ----        ----
                             15%          23%         29%         33%

     Also in conformity with the provisions of CVM Instruction 371/2002, in addition to the regular projections, the Company has prepared its budget projections to support this realization discounted to present value using the discount rate of 15% approved by the Joint Meeting of the Board of Directors and of the Audit Committee.

(iii) Current liabilities

     Recorded at the rate of 25% on the balance of Inflationary Profit and supplementary price-level restatement (difference between the Consumer Price Index (IPC) and the National Treasury Fiscal Bonds (BTNF) rate), with the realization of R$ 179,268 in the year (2001 - R$ 47,281). As permitted by current tax legislation, the Company carried out a partial realization of Inflationary Profit in advance of the actual timing, using 2002 tax losses. The unrealized portion of R$ 9,903 was reclassified to current liabilities.

(iv) Long-term liabilities

     Mainly calculated on temporary differences totaling R$ 236,441 for social contribution and $ 186,335 for income tax purposes.

     Also, as mentioned in Note 18 (d), for purposes of the financial statements in currency of constant purchasing power, Company management calculated and recorded deferred income tax and social contribution on the price-level restatement of permanent assets, as follows:

                                                                          2002
                                                                  ------------

    Calculation basis of the price-level restatement of
      permanent assets (excluding land - R$ 1,624,785)              11,823,422
    Income tax - 25%                                                 2,955,856
    Social contribution - 9%                                         1,064,108
                                                                  ------------
    Total effect on long-term liabilities                            4,019,964
                                                                  ============
    Effects in the year
      Results of operations                                            228,603
      Shareholders' equity                                             657,929
                                                                  ------------
    Total effect on shareholders' equity and long-term
      liabilities                                                      886,532
                                                                  ============

(c) Analysis of deferred tax balances


                                                                                     Supplementary information in currency of
                                                            Corporate legislation                   constant purchasing power
                                                 --------------------------------    ---------------------------------------
                                                        2002                  2001                 2002                 2001
                                                 -----------           -----------          -----------          -----------

     Current assets
     Provision for contingencies                      58,502                     -               58,502                    -
                                                 -----------           -----------          -----------          -----------
                                                      58,502                     -               58,502                    -
     Long-term receivables
     Provision for contingencies                      96,190                75,130               96,190               94,136
     Income tax losses                                21,975                     -               21,975                    -
     Social contribution losses                       86,753                14,275               86,753               17,886
     Other                                             1,115                 1,935
                                                                                                  1,115                2,425
                                                 -----------           -----------          -----------           ----------
     Total                                           206,033                91,340              206,033              114,447
                                                 ===========           ===========          ===========           ==========

     Current liabilities
     Inflationary profit                               9,903                     -                9,903                    -
                                                 -----------           -----------          -----------           ----------
                                                       9,903                     -                9,903                    -
     Long-term liabilities
     Inflationary profit                                   -               189,171                    -              237,026
     Profits from government agencies                 75,880                67,668               75,880               84,786

     Income tax and social contribution
       on price-level restatement                          -                     -            4,019,964            3,133,432
                                                 -----------           -----------          -----------          -----------
     Total                                            75,880               256,839            4,095,844            3,455,244
                                                 ===========           ===========          ===========          ===========


(d)  Reconciliation of the effective tax rate

     The amount recorded as income tax and social contribution expense in the financial statements is reconciled with the statutory rates as shown below:

                                                                                                     Corporate legislation
                                                             -------------------------------------------------------------
                                                                           2002                           2001
                                                             -------------------------------- ----------------------------
                                                                  IR               CS               IR               CS

     Profit (loss) before taxation                            (938,709)        (938,709)         126,528           126,528
     Statutory rate of tax                                          25%               9%              25%                9%
                                                             ----------       -----------      ----------        ----------
        Statutory tax benefit (expense)                        234,677           84,484          (31,632)          (11,388)

      Reconciliation:
      Additions
        Realization of the revaluation reserve                 (23,960)          (8,626)         (32,463)          (11,687)

      Deductions
        Interest attributed to shareholders'
          equity                                                27,056            9,740          122,462            44,086

      Other amounts                                               (816)             760            3,527             6,794
                                                            -----------       ----------      ----------         ---------

      Income tax and social contribution in the
       results of operations for the year                      236,957           86,358           61,894            27,805
                                                            ==========        =========       ==========         =========


11  Taxes and Contributions Payable


                                                                                                           Corporate legislation
                                                           ---------------------------------------------------------------------
                                                                                       Current                         Long-term
                                                           -----------------------------------   -------------------------------
                                                                       2002              2001             2002              2001
                                                           ----------------   ---------------    -------------     -------------

    Social Contribution on Revenues
      (COFINS) and Public Service                                    20,019             5,898                -                 -
      Employee Savings Program (PASEP)
    Tax Recovery Program (REFIS)                                     63,193            57,274           73,725           124,093
    National Institute of Social Security (INSS)                     12,910            10,121                -                 -
    Other                                                             1,884             6,896                -                 -
                                                           ----------------   ---------------    -------------     -------------
    Total                                                            98,006            80,189           73,725           124,093
                                                           ================   ===============    =============     =============


                                                                                                       Supplementary information
                                                          ----------------------------------------------------------------------
                                                                                        In currency of constant purchasing power
                                                          ----------------------------------------------------------------------
                                                                                   Current                             Long-term
                                                          --------------------------------     ---------------------------------
                                                                   2002               2001              2002                2001
                                                          -------------     --------------     -------------      --------------

    COFINS and PASEP                                             20,019              7,390                 -                   -
    REFIS                                                        63,193             71,763            73,725             155,485
    INSS                                                         12,910             12,681                 -                   -
    Other                                                         1,884              8,641                 -                   -
                                                          -------------     --------------     -------------      --------------
    Total                                                        98,006            100,475            73,725             155,485
                                                          =============     ==============     =============      ==============


(i)  COFINS and PASEP

     The PASEP and COFINS deferred payments of R$ 76 million, which may be offset against each other, in the amount of R$ 64 million, as permitted by current legislation, are being shown net.

(ii) Analysis of the taxable basis on election to join the REFIS


                                                                                          Balance at      Amount          Amounts
Tax                                             Principal       Fine        Interest    Feb 29, 2000    for offset        payable
                                                ---------     ------        --------    ------------    ----------        -------

COFINS                                                416         83             580           1,079          (47)         1,032
PASEP                                               1,076        215           1,609           2,900         (128)         2,772
Social contribution                                46,658      9,332          74,468         130,458          (79)       130,379
Income tax                                         45,104      9,021          51,050         105,175         (579)       104,596
                                                ---------     ------        --------    ------------    ----------       -------
Total                                              93,254     18,651         127,707         239,612         (833)       238,779
                                                =========     ======        ========    ============    ==========       =======


The fines and interest mentioned above were already part of the agreements signed in previous periods.

    The Company elected to join the REFIS for the sole purpose of paying the tax debts previously agreed with the Federal Revenue authorities a greater number of installments.

    The Company opted for the alternative payment in 60 equal monthly installments, bearing the Long-Term Interest Rate (TJLP), which are not subject to the payment limit based on a percentage on billings. Management's option was made because of the reduction in interest rate on these debts, from the Brazilian base rate (SELIC) applied to the agreements in force up to February 29, 2000, to the TJLP. The financial gain at present value, if calculated based on the terms described, was not recognized in the accounting records consistent with accounting practices adopted in Brazil.

    At March 31, 2000, the accumulated tax losses for social contribution purposes amounted to R$ 28,506 and these were not used to amortize interest and fines. There were no accumulated income tax losses at that date.

    No adjustments were made as a result of the election for the REFIS. The amount of the monthly installments paid before election was approximately R$ 7 million per month.

    Land with a book value of R$ 249,034 was given in security for payments of the amounts due under the REFIS program.

    The option for REFIS requires the regular payment of taxes and contributions in accordance with current legislation.

    The amount paid since the Company joined the REFIS program, in March 2000 and up to December 2002, was R$ 157,069, of which R$ 55,208 refer to charges.

12  Pension and Health Benefit Plans

    The Company is the sponsor of Fundacao SABESP de Seguridade Social ("SABESPREV"), formed in August 1990 to manage the Company's employees pension and health benefit plans.

    The monthly contributions to the defined benefit pension plan amount to 2.10% by the Company and 2.10% by participants.

    The health benefit program, composed of optional health plans of free choice, is also funded by Company and participating employee contributions, which in the year were as follows:

    . Company: 6.21% (2000 - 6.21%) on average of the payroll;
    . Participating employees: 3.21% of base salary and premiums, corresponding to 2.25% of gross payroll, on average.

    The Company is changing from a Defined Benefit Plan to a Defined Contribution Plan in order to reduce the future risks, by offering a more modern and flexible plan to its employees.

13  Benefits to Employees

    In order to meet the provisions of CVM Deliberation 371/2000, the amounts of the pension and retirement benefits granted or to be granted, to which employees are entitled after retirement, are presented below.

    At December 31, 2002, based on the report of the independent actuary calculated under the Projected Credit Unit Method, SABESP had a net actuarial liability of R$ 281,195 (R$ 266,074 in 2001), representing the difference between the present value of the Company's obligations to the participating employees, retired employees, and pensioners, and the fair value of the plan assets, as shown below:


   Reconciliation of liabilities                                                                            2002            2001
                                                                                               -----------------  --------------
   Present value of the actuarial liabilities, totally or partially covered                              666,248         591,998
   Fair value of plan assets                                                                            (380,471)       (325,924)
   Net amount of the losses not recognized in the balance sheet                                           (4,582)              -
   Cost of past service not yet recorded in the balance sheet                                            212,859         266,074
   Liabilities recorded in the balance sheet                                                              68,336               -

    Expenses
                                                                                                            2003            2002
                                                                                              ------------------  --------------
    Current service cost                                                                                  11,324          10,711
    Interest cost                                                                                        102,319          61,438
    Expected return on assets                                                                            (66,364)        (34,639)
    Amortization of past service costs                                                                    53,215          53,215
    Employee contribution                                                                                (11,678)        (11,336)

    Total to be recorded and already recorded in the balance sheet                                        88,816          79,389
                                                                                              ------------------  --------------
    Actual Company contributions made in 2002                                                                  -         (11,053)

    Net amount to be recorded in the balance sheet                                                        88,816          68,336
                                                                                              ==================  ==============

    The Company chose to recognize the liability over a five-year period. The amount of R$ 79,389, shown above, was recorded in long-term liabilities as a contra entry to the following accounts:


   Liability recorded at December 31, 2001                                                                                 9,237

   In the year:
      Cost of construction in progress                                                                                     1,064
      Cost of sales and services rendered                                                                                 11,900
      Selling expenses                                                                                                     1,793
      General and administrative expenses                                                                                  2,180
    Extraordinary item (Note 24)                                                                                          53,215
                                                                                                                       ---------
                                                                                                                          79,389
                                                                                                                       =========


    Actuarial assumptions

    Several statistical and other factors which attempt to anticipate future events are used in calculating the expense and liability related to the plans. These factors include assumptions about the discount rate, expected return on plan assets and rate of future salary increases as determined by SABESP, within certain internal guidelines. In addition, the actuary also uses subjective factors such as withdrawal, turnover and mortality rates to estimate these factors. The actuarial assumptions used by SABESP are reviewed on a regular basis and may differ materially from the actual results due to changing market and economic conditions, regulatory events, judicial rulings, higher or lower withdrawal rates or longer or shorter life spans of participants. These differences may result in a significant impact to the amount of pension expense recorded by SABESP.

    The assumptions used for the actuarial valuation are the following:

    Economic hypotheses                                                                                    2002              2001
                                                                                               -----------------  ----------------

    Discount rate                                                                                    15.56% p.a.       10.50% p.a.
    Expected return on plan assets                                                                   17.33% p.a.       10.50% p.a.
    Future salary increases                                                                           9.14% p.a.        4.75% p.a.
    Increase in social security benefits and limits                                                   7.00% p.a.        2.50% p.a.
    Capacity factor
    -   Salaries                                                                                             98%               98%
    -   Benefits                                                                                             98%               98%

    Demographic hypotheses
    Mortality table                                                                                                  Adjusted IBGE
    Disabled mortality table                                                                                              RRB 1944
    Disability entry table                                                                                                RRB 1944
    Turnover table                                                                                                      Prudential
    Retirement age                                                                                First age entitled to one of the
                                                                                                                          benefits
    % of married active participants at retirement date                                                                        95%
    Age difference between the participants and their spouses                                         Wives are four years younger
                                                                                                                     than husbands


    Number of active participants at December 31, 2002 - 17,191 (16,859 in
    2001)
    Number of inactive participants at December 31, 2002 - 4,419 (4,442 in 2001)


    Amendment No. 20 to the Federal Constitution

    Constitutional Amendment dated December 15, 1998, and subsequent regulations, established that contributions made by state-owned companies to pension plans cannot exceed amounts contributed by beneficiaries under these same plans. However, these regulations do provide for an exception when a contribution is made by the state-owned sponsor to encourage beneficiaries to change from a defined benefit plan to a defined contribution plan. In this case, the state-owned company is permitted to assume the existing deficit on behalf of the beneficiary.

    The evaluation of the costing plan of SABESPREV is carried out by the same independent actuary, and the assumptions used differ from those applied for purposes of calculation of employee benefits, established by CVM Deliberation 371, especially as regards the actuarial method used to calculate risk benefits before retirement age and apportionment to SABESPREV versus capitalization under CVM 371, and the real 6.0% discount rate at SABESPREV against nominal rate of 15.6% with a real rate component of 8.0% under CVM 371. The technical deficit at SABESPREV, calculated at December 31, 2002, amounts to R$ 458,087 (2001 - R$ 159,235).

    The increase in this technical deficit is mainly due to the following:

    (a) Evaluation of the survival pension benefit after retirement under the capitalization method, representing an increase of approximately R$ 124,300.

    (b) Return on investments below the actuarial target in 2002, representing an increase of approximately R$ 27,000.

    (c) Change in the service recognition method used in the 2001 Schedule of Actuarial Evaluation Results (DRAA), representing an increase of approximately R$ 128,800.

    (d)  Other changes, representing an increase of approximately R$ 18,800.

    Negotiations with plan participants to cover the increasing Technical Deficit calculated in the last years through changes in the plan will be started in 2003. Accordingly, the amount of R$ 458,087 calculated as technical deficit in the current actuarial evaluation should be impacted by the definition of the regulatory basis of the change to the new plan, and if the amount of the reserves related to accumulated benefits at December 31, 2002 are preserved, the technical deficit would be R$ 275,695.

14  Related Party Transactions



Current assets                                                                                   2002                     2001
                                                                                 -----------------------   ----------------------
   Cash, banks and time deposits with financial institutions controlled by
       the State Government - Nossa Caixa S/A                                                    377,593                  319,734
   State Government customers (Note 5)                                                           103,164                   35,782
                 Accounts receivable                                                              65,458                   20,071
                 Agreement                                                                        37,706                   15,711
   Accounts receivable from shareholders (Note 6)                                                116,990                   19,740
                 Accounts receivable                                                              83,240                    5,678
                 Agreement                                                                        33,750                   14,062
                                                                                 -----------------------   ----------------------

   Long-term receivables
     GESP Agreement                                                                              607,374                  649,057
                                                                                 -----------------------   ----------------------

   Current liabilities
     Interest attributed to shareholders' equity up to 2001                                      130,501                  477,819
     Interest attributed to shareholders' equity provided in 2002                                 77,431                        -

   Gross sales and services revenues
     Water sales                                                                                 138,714                  135,561
     Sewage services                                                                             108,991                  106,513
     Collections                                                                               (202,318)                (169,025)
                                                                                 -----------------------   ----------------------

   Financial income
     Financial investments - Nossa Caixa S/A                                                      67,061                   60,309
                                                                                 -----------------------   ----------------------


    These refer to sales to State Government agencies carried out under the terms and conditions considered by management as regular market conditions, except for the way the receivables are settled, which can be as follows:

     Agreement for Recognition and Consolidation of Obligations, Payment Commitments and Other Covenants (GESP Agreement).

     The above agreement was signed on December 11, 2001 between the company, the State of Sao Paulo Government, through the State Finance Secretariat, and the Department of Water and Electric Power (DAEE), with the State Department of Water Resources, Sanitation and Works as intervening party. Under such agreement, the State acknowledges that by force of Law no. 200/74, it is responsible for the charges arising from the pension plan and acknowledges the existence of debts arising from invoices for the rendering of water supply and sewage collection services. The total contract value is R$ 678,830, at historical amounts, of which R$ 320,623 refers to pension benefits in the period from March 1986 to November 2001, and R$ 358,207 for rendering of water supply and sewage collection services, invoiced and due from 1985 to December 1, 2001.

     In view of the strategic importance of the Taiacupeba, Jundiai, Biritiba, Paraitinga, and Ponte Nova reservoirs for ensuring the maintenance of the water volume of the Alto Tiete system, the Department of Water and Electric Power (DAEE) will transfer these properties to the Company as a partial amortization, through the assignment of receivables, of the amount due by the State.

     The valuation of the reservoirs has already been completed and approved by the Company's Board of Directors amounting to R$ 300,880 (base date - June 2002), as stated in the appraisal report to be submitted to the appreciation of the Extraordinary General Meeting of shareholders.

     The agreement also established that the legal advisors of the State Finance Secretariat will carry out specific analyses, already under way, to reconcile the amount of pension benefits. The start of payments is postponed until this work is completed (and management does not expect significant differences) and the appraisal report is approved and the credit assignments, relating to the transaction involving the reserves stated in the previous paragraph, are formalized. Under sole paragraph of clause 11 of the Agreement, the original first payment date was July 2002.

     Memorandum of Understanding with the State of Sao Paulo Government

     The Company and the Sao Paulo State Government, through the State Finance Secretariat, entered into a Memorandum of Understanding on September 30, 1997 aimed at settling the balance of accounts receivable for sales and services rendered by the Company, the pension and paid leave of employees benefiting from Law 200/74, and other payables, using dividends and/or interest attributed to shareholders' equity, when applicable.

     In 2002, the Company paid interest attributed to shareholders' equity due to the State Finance Secretariat for 2001, in the amount of R$ 347,318.

15   Provisions and Contingencies

     The Company is party to certain legal proceedings arising in the normal course of business including tax, labor, and civil and commercial proceedings brought before the administrative authorities and courts of law.

     The Company has provided for the amounts necessary to cover estimated probable losses.

     In the opinion of management, such actions, even if unfavorable to SABESP, will not have a material adverse effect on the Company's financial position or business.



                                                                                                                     Supplementary
                                                                                                                       information
                                                                                                           -----------------------
                                                                                                           In currency of constant
                                                                              Corporate legislation               purchasing power
                                                                              ---------------------        -----------------------
                                                                              2002             2001             2002          2001
                                                                              ----             ----             ----          ----
(a)  Current liabilities
     (i) Provisions
         Vacation pay                                                       81,881           71,890           81,881        90,076
         Social charges                                                      2,562            2,470            2,562         3,095
                                                                            ------           ------           ------        ------
                                                                            84,443           74,360           84,443        93,171
                                                                            ======           ======           ======        ======


    (ii) Provisions for legal contingencies
         COFINS and PASEP - Law 9718/98 (*)                                170,494          111,035          170,494       139,124
         FINSOCIAL (**)                                                      7,872           51,753            7,872        64,845
         Customers                                                           1,569            3,452            1,569         4,326
                                                                           =======          =======          =======       =======
                                                                           179,935          166,240          179,935       208,295
                                                                           =======          =======          =======       =======

(*)  COFINS and PASEP - Law 9718/98

     In an Ordinary Action with request for advanced protection, the Company is challenging in court the changes in Law no. 9718/98 which extended the calculation basis of the Social Contribution on Revenues (COFINS) and the contributions to the Public Service Employee Savings Program (PASEP), and increased the rate of COFINS. The Company obtained a preliminary injunction on June 11, 1999, without the requirement for a court deposit.

     The difference between the amounts due under the current law and those paid in accordance with the former law, in the period 1999-2002, amounts to R$ 170,494 and was recorded as a provision in current liabilities.

(**) FINSOCIAL

     In July, 1991, an Ordinary Annulment and Declaratory Action was filed through Proceeding No. 91.0663460-5, requesting the FINSOCIAL debts to be declared null and void and SABESP's obligation to contribute to FINSOCIAL to be terminated.

     Court deposits were made at the rate of 2%, for the periods from April 1991 to April 1992, and on August 30, 1994 the withdrawal of 75% of such deposits was authorized. The remaining 25%, corresponding to the rate of 0.5%, was maintained as a court deposit and was also provided.

     Upon the Federal Supreme Court (STF) acknowledging the constitutionality of the FINSOCIAL payable on gross revenues of companies that are exclusively service providers, which, according to the Company's legal advisors, will affect the suit filed by SABESP, the Company paid the amount of R$ 57,016 on July 26, 2002, corresponding to 1.5% of total amount due, and requested the transfer of the total court deposits to the Federal Revenue Secretariat, thus terminating the legal action of Proceeding No. 91.0663460-5.

(b)  Long-term liabilities

     Management, based on an analysis with its legal advisors, recorded a provision for contingencies in the amount of R$ 237,370 (2001 -R$ 76,625), considered sufficient to meet probable losses in legal actions, as follows:


                                                                                                                     Supplementary
                                                                                                                       information
                                                                                                           -----------------------
                                                                                                           In currency of constant
                                                                              Corporate legislation               purchasing power
                                                                            -----------------------        -----------------------
                                                                               2002            2001            2002          2001
                                                                            -------          ------         -------        ------

     Labor (i)                                                               19,131          15,267          19,131        19,129
     Contractors (ii)                                                       107,380          53,418         107,380        66,932
     Civil                                                                   11,329           2,566          11,329         3,215
     Customers (iii)                                                         89,066               -          89,066             -
     Other                                                                   10,464           5,374          10,464         6,734
                                                                            -------          ------         -------        ------
                                                                            237,370          76,625         237,370        96,010
                                                                            =======          ======         =======        ======

(i) Labor claims - the Company is defending several labor claims, most of the amounts involved being under provisional or definite execution, thus being classified as of probable loss and duly provided for. The amount provided refers mainly to overtime and health hazard premium claims. None of the claims are for material amounts and they are currently in various court instances.

(ii) These refer to actions filed arising from construction contracts which have already been judged by lower courts and await the decision on the appeals filed by SABESP.

(iii) These refer to actions filed by our customers claiming tariff parity, currently in the lower or appellate courts, where decisions to date have been both favorable and unfavorable to the Company.

(c)  Lawsuits

     The Company is a defendant in lawsuits at administrative and various court proceedings, which are deemed by our legal advisors to be possible gains/losses and are therefore not recorded in the Company books, totaling R$ 133,100 (R$ 61,000 in 2001), as follows:


                                                2002                 2001
                              ----------------------  -------------------

Labor                                          4,300                7,000
Suppliers                                     31,800               40,000
Civil                                          6,000                7,000
Customers                                     89,500                    -
Other                                          1,500                7,000
                              ----------------------  -------------------

Total                                        133,100               61,000
                              ======================  ===================


16   Profit Sharing

     As a result of the negotiations held by the Company with entities representing the employees, a Profit Sharing Program was implemented for the period July 2002-June 2003, with distribution of an amount of up to one monthly payroll, depending on the results of operations.

     In December 2002, the Company paid an advance amount of R$ 17,635, equivalent to 50% of one monthly payroll, and the remainder will be paid at the end of August 2003, if applicable.

17   Shareholders' Equity

     (a)  Authorized capital

     The Company is authorized to increase its capital up to a maximum of R$ 4,100,000, corresponding to 40,000,000,000 book-entry common shares with no par value.

     (b)  Subscribed and paid-up capital

     Capital is comprised of 28,479,577,827 (2001 - 28,479,577,827) common nominative shares, with no par value, distributed as follows:



                                                             2002                                       2001
                                               ------------------------------         ---------------------------------
Shareholders                                      Number                  %                 Number                  %
----------------------------------------       --------------         -------          -------------             -------

Sao Paulo State Finance Secretariat            20,376,674,059           71.54          25,156,934,057              88.33
Shares held in custody by Stock Exchanges       8,062,195,428           28.30           3,280,070,786              11.52
Other                                              40,708,340            0.16              42,572,984               0.15
                                               --------------           -----          --------------              -----
                                               28,479,577,827          100.00          28,479,577,827             100.00
                                               ==============          ======          ==============             ======


(c)  Remuneration of shareholders

     Shareholders are entitled to a minimum compulsory dividend of 25% of adjusted net income calculated in conformity with Brazilian corporate legislation.

     In 2002, the Company distributed R$ 108,222 as interest attributed to shareholders' equity, in lieu of dividends of which R$ 4,600 where withheld as income tax. Interest attributed to shareholders' equity was calculated in conformity with article 9 of Law 9249/95, at the Long-term Interest Rate (TJLP); this interest was recorded in "Financial expenses" for income tax and social contribution deductibility purposes and subsequently, for presentation purposes, reversed to Shareholders' equity in conformity with CVM Deliberation 207/96.

(d)  Capital reserve

     Comprises tax incentives and donations from government agencies.

(e)  Revenue reserves

(i)  Investments reserve

     The balances of adjusted net income for the periods ended December 31, 2000, not distributed to the shareholders, were transferred to a reserve for investments, to be used with own funds for the expansion of the water and sewage systems, estimated to be spent up to 2003 in the capital budget (total investments with own funds budgeted for the period 2001-2003 amount to R$ 1,811,000, in conformity with State Law 10694/2000).

     In 2002, investments with own funds totaled R$ 446 million and in 2001 R$ 590 million.

(ii) Loss for the year

     The loss for the year was absorbed by the revenue reserve (investments reserve), as prescribed by article 189 of Law 6404/76.

(f)  Revaluation reserve

     As permitted by CVM Instruction 197/93, the Company opted not to recognize the deferred income tax and social contribution liability (non-cash) on the revaluation reserve of property, plant and equipment recorded up to 1991.

     The revaluation reserve is charged against retained earnings in proportion to the depreciation and disposal of the respective assets.

18   Supplementary information in currency of constant purchasing power

     In conformity with Federal Accounting Council (CFC) Resolution 900/01 - Application of the Price Level Restatement Principle, presented below is the supplementary information referring to the financial statements and respective notes prepared in currency of constant purchasing power, considering the variation of the restatement index. This information was prepared in accordance with the following accounting practices:

(a)  Restatement index

     The restatement of permanent assets, shareholders' equity, income and expense accounts, and the calculation of gains and losses on monetary items was based on the variation of the Accounting Monetary Unit (UMC), deemed to be the variation of the General Market Price Index (IGP-M) (25.30% in 2002 and 10.37% in 2001).

(b)  Balance sheet accounts

     Assets and liabilities shown in the financial statements prepared under the constant currency method are the same as those shown in the Company's financial statements prepared under "corporate legislation", except for customer accounts receivable, accounts payable to suppliers and contractors, long-term deferred income tax and social contribution, which are discounted to reflect purchasing power at December 31, 2002 using the National Association of Investment Banks and Securities Dealers (ANBID) interest rate.

     Permanent assets and shareholders' equity accounts were restated in constant reais of December 31, 2002 purchasing power based on the monthly variation of the UMC, updated by the IGP-M.

(c)  Income and expense accounts

     All income and expense accounts were restated using the UMC variation from the month of record, adjusted by inflationary gains and losses on the related monetary asset and liability accounts.

(d)  Deferred taxes and contributions

     Deferred income tax and social contribution was calculated at the rates of 15% plus an additional 10%, and 9%, respectively, on the price-level restatement increment of permanent assets, in conformity with CVM instruction and Opinion 99/006 of the Institute of Independent Auditors of Brazil (IBRACON).

(e) Statements of changes in shareholders' equity and of changes in financial position

     These amounts are stated in constant currency of December 31, 2002 purchasing power.

(f) Reconciliation of net income for the year and shareholders' equity as presented under Corporate legislation and in currency of constant purchasing power


                                                         Net income for the year            Shareholders' equity
                                                         -----------------------            --------------------
                                                          2002             2001             2002            2001
                                                          ----             ----             ----            ----

Per corporate legislation                               (650,516)         216,227        7,246,476       7,996,690
     Price-level restatement
          Permanent assets                             5,077,367        4,140,542       13,448,208      12,511,383
          Shareholders' equity                        (4,114,426)      (3,895,538)               -               -
          Adjustment to present value - net                 (429)             (71)          (2,231)         (1,802)

     Reversal (provision) of taxes
          Income tax                                    (168,090)         (20,597)      (2,955,856)     (2,303,994)
          Social contribution                            (60,513)          (7,415)      (1,064,108)       (829,438)
                                                      ----------        ---------       ----------      ----------
In constant purchasing power                              83,393          433,148       16,672,489      17,372,839
                                                      ==========        =========       ==========      ===========


Gains and losses on monetary items


    Assets                                                               2002              2001    Destination account
                                                                      -------           -------    -------------------

    Current assets
       Cash and cash equivalents                                      (139,733)         (55,353)  Financial income
       Customer accounts receivable                                   (196,162)        (101,612)  Financial income
       Receivable from the State Government                            (22,910)         (37,198)  Personnel expenses
       Inventories                                                      (4,927)          (3,727)  Expenses with supplies
       Other accounts receivable                                       (22,088)          (8,117)  Financial income
                                                                      --------          --------
                                                                      (385,820)        (206,007)
                                                                      --------          --------
    Long-term receivables
       Customer accounts receivable                                     (3,591)            (844)  Financial income
       Receivable from the State Government - GESP
       Agreement                                                      (189,919)         (19,902)  Financial income
       Deferred income tax and social contribution                     (87,103)          (8,196)  Financial expenses
       Other accounts receivable                                       (10,441)          (5,175)  Financial expenses
                                                                      --------          -------
                                                                      (291,054)         (34,117)
                                                                      --------          -------
    Total losses                                                      (676,874)        (240,124)
                                                                      ========         ========

                                      58



    Liabilities                                                          2002             2001    Destination account
                                                                      -------           -------    -------------------
    Current liabilities
       Accounts payable to suppliers and contractors                     8,791            4,341   Financial expenses
       Loans and financings                                            (26,545)          15,811   Financial expenses
       Salaries and payroll charges                                      2,711            1,193   Personnel expenses
       Provisions                                                       28,993           15,218   Personnel expenses
       Provisions for judicial contingencies                            43,279           12,796   General expenses
       Interest attributed to shareholders' equity                      91,578            5,751   Personnel expenses
       Taxes and contributions                                          22,019           10,043   Services expenses
       Other accounts payable                                           10,059              762   Personnel expenses
                                                                       --------         --------
                                                                       180,885           65,915
                                                                       --------         --------
    Long-term liabilities
       Loans and financings                                            233,813          198,680   Financial expenses
       Deferred income tax and social contribution                      56,224           36,073   Financial expenses
       Taxes and contributions                                          22,560           18,776   Financial expenses
       Provisions for contingencies                                     36,393            7,085   Financial expenses
       Social security contributions                                    14,228            1,048   Personnel expenses
       Other accounts payable                                            6,895           (2,639)  Financial expenses
                                                                      ---------        ---------
                                                                       370,113          259,023
                                                                      ---------        ---------
    Total gains                                                        550,998          324,938
                                                                      ---------        ---------
    Inflationary gains and losses, net                                (125,876)          84,814
                                                                      =========        =========


19   Insurance Coverage

     Insurance policies held by the Company provide the following coverage, taking into account the risks and nature of assets:

    Type of insurance                                                                                     Insured amount
    ----------------------------------------------------------                                            --------------
    Fire                                                                                                         243,107
    Sundry risks                                                                                                   7,347
    Comprehensive general liability - construction in progress                                                     2,998
    Engineering risk                                                                                             543,540
    Comprehensive general liability - operating                                                                    1,500
                                                                                                          ==============

20.  Financial Instruments

     (a)  Market value of financial instruments

          The market values of the main financial instruments of the Company approximate their book values, as follows:

                                                                                                     Supplementary information
                                                                                                     -------------------------
                                                                                                       In currency of constant
                                                                  Corporate legislation                       purchasing power
                                                                  ------------------------           -------------------------
                                                                  2002               2001               2002             2001
                                                                 ------             ------             ------           ------

          Financial investments                                  344,365            281,746            344,365          353,020
          Loans and financings                                 7,925,123          6,469,951          7,925,123        8,106,673


          Market values were determined as the present value of these financial instruments, based on market interest rates for instruments with similar risks and terms.

     (b)  Concentration of credit risk

          Financial instruments potentially capable of exposing the Company to credit concentration risks are represented by cash, time deposits, accounts receivable, including from the State Government (both for the provision of water and sewage services and reimbursement of retirement pensions paid), and indemnities for the rescission of contracts and concessions. The credit risks associated with cash and cash equivalents are limited by deposits made with financial institutions owned by the State Government through short-term investments. The law requires that these cash and securities be deposited with state-owned financial institutions. As regards accounts receivable, credit risks are mitigated by sales to a geographically diverse customer base, including sales to municipal authorities, and periodical credit analyses.

     (c)  Foreign currency

          Transactions in foreign currency consist of borrowings for the improvement and expansion of the Company's water and sewage services.


21   Information on Sales and Services by Geographic Region


                                                                                                     Supplementary information
                                                                                                  ----------------------------
                                                                                                       In currency of constant
                                                                Corporate legislation                      purchasing power
                                                             ---------------------------          ----------------------------

                                                                2002              2001                2002              2001
                                                             ---------         ---------          ---------          ---------
      Sao Paulo Metropolitan Region                          3,003,854         2,682,017          3,532,955          3,539,802
      Inland Region                                            634,537           565,686            745,838            745,913
      Coastal Region                                           324,045           295,805            381,592            390,757
      Adjustment to present value,                                   -                 -            (32,571)           (30,689)
        accounts receivable and supply to be billed         ----------        ----------          ---------          ----------
      Total                                                  3,962,436         3,543,508          4,627,814          4,645,783
                                                            ==========        ==========          =========          ==========

22   Operating Costs and Expenses


                                                                                                       Supplementary information
                                                                                                --------------------------------
                                                                                                         In currency of constant
                                                                      Corporate legislation                     purchasing power
                                                             ---------------------------------  --------------------------------
                                                                         2002             2001              2002            2001
                                                             ----------------         --------          --------        --------
    Cost of sales and services
    Salaries and payroll charges                                      652,135          578,179           764,238         777,614
    General supplies                                                   68,355           59,047            82,101          78,517
    Treatment supplies                                                 77,719           58,750            92,536          77,732
    Outsourced services                                               211,967          198,938           249,810         259,065
    Electric power                                                    265,013          196,869           309,716         259,065
    General expenses                                                   34,832           33,997             3,986          44,145
    Depreciation and amortization                                     504,955          464,655         1,063,608       1,018,004
                                                             ------------------  -------------- ----------------- ---------------
                                                                    1,814,976        1,590,435         2,565,995       2,514,142
                                                             ==================  ============== ================= ===============
    Selling expenses
    Salaries and payroll charges                                      100,753           80,751           118,013         108,460
    General supplies                                                    4,324            3,785             5,204           5,025
    Outsourced services                                                89,383           68,165           105,344          88,913
    Electric power                                                        536              365               616             483
    General expenses                                                   24,825           24,137             2,873          31,248
    Depreciation                                                        2,403            1,614             5,094           3,529
    Write off of receivables                                          162,915          153,780           194,356         207,596
                                                             ------------------  -------------- ----------------- ---------------
                                                                      385,139          332,597           431,500         445,254
                                                             ==================  ============== ================= ===============

    General and administrative expenses
    Salaries and payroll charges                                       93,436           81,812           109,620         110,000
    General supplies                                                    4,134            4,540             4,987           6,017
    Outsourced services                                                60,303           58,432            71,222          76,672
    Electric power                                                        581              490               677             648
    General expenses                                                   32,656           26,052             3,479          33,876
    Depreciation and amortization                                      11,717           11,060            20,766          21,627
    Tax expenses                                                       23,197           20,749            27,527          27,265
                                                             ------------------  -------------- ----------------- ---------------
                                                                      226,024          203,135           238,278         276,105
                                                             ==================  ============== ================= ===============

    Costs, selling and administrative expenses
    Salaries and payroll charges                                      846,324          740,742           991,871         996,074
    General supplies                                                   76,813           67,372            92,292          89,559
    Treatment supplies                                                 77,719           58,750            92,536          77,732
    Outstanding services                                              361,653          325,535           426,376         424,650
    Electric power                                                    266,130          197,724           311,009         260,196
    General expenses                                                   92,313           84,186            10,338         109,269
    Depreciation and amortization                                     519,075          477,329         1,089,468       1,043,160
    Tax expenses                                                       23,197           20,749            27,527          27,265
    Write off of receivables/provision for doubtful accounts          162,915          153,780           194,356         207,596
                                                             ------------------  -------------- ----------------- ---------------
                                                                    2,426,139        2,126,167         3,235,773       3,235,501
                                                             ==================  ============== ================= ===============

                                      61



    Financial expenses
    Interest and other charges on local currency loans and
    financings                                                        461,404          375,662           541,907         494,873
    Interest and other charges on foreign currency loans and
    financings                                                        276,693          239,486           324,423         316,453
    Interest attributed to shareholders' equity (Note 17 (c)          108,222          489,848           134,965         614,902
    Interest attributed to shareholders' equity (reversal)          (108,222)        (489,848)         (134,965)       (614,902)
    Other financial expenses                                           87,335           59,032           104,404          78,197
    Indexation charges on of loans and financings                     103,597           68,192                 -               -
    Foreign exchange losses on loans and financings                 1,345,335          387,009                 -               -
    Other monetary and foreign exchange variations                      3,719            2,901                 -               -
    Reversal of the adjustment to present value of accounts
    payable to suppliers and contractors                                    -                -             6,221           6,362
    Gains and losses                                                        -                -         (292,468)       (282,963)
    Provisions                                                        140,963           72,808           157,102          91,321
                                                             ------------------  -------------- ----------------- ---------------
                                                                    2,419,046        1,205,090           841,589         704,243
                                                             ==================  ============== ================= ===============
    Financial income

     Monetary variations                                               35,350           23,795                 -               -
     Financial investment income                                       69,022           60,309            80,168          78,668
     Reversal of the adjustment to present value of customer
         accounts receivable                                                -                -            32,537          30,240
     Gains and losses                                                       -                -         (508,951)       (176,215)
     Interest                                                          42,863           19,574            50,918          25,591

     Other                                                                 15               55                22              70
                                                             ------------------  --------------  ---------------- ---------------
     Subtotal                                                         147,250          103,733         (345,306)        (41,646)
     COFINS and PASEP                                                 (4,497)          (3,795)           (5,440)         (4,942)
                                                             ------------------  --------------  ---------------- ---------------
                                                                      142,753           99,938         (350,746)        (46,588)
                                                             ==================  ==============  ================ ===============
    Financial expenses, net                                         2,276,293        1,105,152         1,192,335         750,831
                                                             ==================  ==============  ================ ===============


23   Operating Results by Segment


                                                              Water system                 Sewage system                Total
                                                              ---------------------------------------------------------------
                                                                                                                         2002
                                                              ---------------------------------------------------------------

  Sales                                                         2,015,206                    1,586,181               3,601,387
  Bulk sales                                                      230,481                            -                 230,481
  Services rendered                                                90,705                       39,863                 130,568
                                                               ----------                    ---------               ---------
                                                                2,336,392                    1,626,044               3,962,436

  Taxes on sales and services                                    (115,149)                     (80,140)               (195,289)
                                                               ----------                    ---------               ---------
  Net sales and services                                        2,221,243                    1,545,904               3,767,147
  Cost of sales and services and operating
  expenses                                                     (1,634,227)                    (791,912)             (2,426,139)
                                                               ----------                    ---------               ---------
  Operating profit before financial expenses,
  net                                                             587,016                      753,992               1,341,008
                                                               ==========                    =========              ==========


                                                                                                                         2001
                                                              ---------------------------------------------------------------

  Sales                                                         1,814,483                    1,397,421               3,211,904
  Bulk sales                                                      204,148                            -                 204,148
  Services rendered                                                88,290                       39,166                 127,456
                                                               ----------                    ---------               ---------
                                                                2,106,921                    1,436,587               3,543,508

  Taxes on sales and services                                     (64,656)                     (44,085)               (108,741)
                                                               ----------                    ---------               ---------
  Net sales and services                                        2,042,265                    1,392,502               3,434,767
  Cost of sales and services and operating
  expenses                                                     (1,436,322)                    (689,845)             (2,126,167)
                                                               ----------                    ---------               ---------
  Operating profit before financial expenses, net                 605,943                      702,657               1,308,600
                                                               ==========                    =========               ==========

24   Extraordinary Item

     As mentioned in Note 13, the Company opted to record the actuarial liability of R$ 266,074 determined at December 31, 2001, over a five-year period as from 2002.

     As prescribed in paragraph 85 of CVM Deliberation 371, in the first year this recognition is made its effects must be recorded as an "extraordinary item", net of taxes, and presented in the statement of operations, as follows


Liability determined at December 31, 2001                                                                   266,074

Extraordinary item                                                                                           53,215
Tax effects
   Income tax                                                                                                13,304
   Social contribution                                                                                        4,789
                                                                                                            --------
Extraordinary item net of income tax and social contribution                                                 35,122
                                                                                                            ========


25   Concessions

     The Municipalities of Diadema and Maua terminated the concessions of water supply and sewer collection at the beginning of 1995.

     In December 1996, the Company filed claims to seek compensation for investments made during the terms of the concession agreements. Even though the Company has not yet been compensated for these investments, water is still supplied on a bulk basis to these municipalities, which currently operate their own water distribution and sewage collection systems.

     The residual net book value of property, plant, and equipment relating to the Municipality of Diadema, written off in December 1996 amounted to R$ 75,231, and the claim balance and other receivables from the municipality amounting to R$ 62,876 are recorded under long-term receivables in "compensation for concession termination ".

     The residual net book value of property, plant and equipment relating to the Municipality of Maua, written off in December in 1999 amounted to R$ 103,763, and the claim balance of R$ 85,918 is recorded under long-term receivables in "compensation for concession termination ". Both claims are pending court decision but the legal advisor conducting the litigation expects a favorable outcome.

     As regards the Municipality of Maua, a preliminary hearing was held in February 2003. The Judge's decision on the relevance of the arguments presented during this hearing is awaited. Thereafter, both parties present their arguments and the court records are sent for sentence, which should occur in the first half of 2003.

     As regards the Municipality of Diadema, there are various claims challenging the settlement reached by the parties which include the class action and the action for annulment, both of which judged favorably to SABESP.

     Supplementary information

     In order to provide improved information to the market, the Company is also presenting as supplementary information statements of cash flows, prepared in accordance with IBRACON Accounting Standard No. 20, considering the principal transactions which affected cash and cash equivalents of the Company, and of Added value, prepared in accordance with CVM Circular No. 01/00.

Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP

Supplementary Information to the Financial Statements
Years Ended December 31
-----------------------------------------------------
(a)      Cash flow statement


                                                                                               Supplementary Information
                                                                                              ---------------------------
                                                                                                In currency of constant
                                                             Corporate legislation                  purchasing power
                                                          --------------------------          ---------------------------
                                                             2002              2001              2002              2001
                                                          --------          --------           --------          --------

Cash flow from operating activities
   Net income (loss) for the year                         (650,516)          216,227            83,393           433,148

Adjustments to reconcile net income (loss) to cash
from operating activities
  Deferred income tax and social contribution             (344,250)         (111,176)         (188,393)         (119,361)
  Provisions for contingencies                             174,440           124,829           192,672           160,954
   Social security contributions                            60,098              (293)           72,242              (429)
  Property, plant, and equipment received as
  donations (Private sector)                                (6,786)           (3,705)           (7,836)           (4,856)
  Loss on disposal of property, plant and equipment         16,479            84,948            36,038           185,662
  Gain on the sale of property, plant and equipment              -              (836)                -              (631)
  Depreciation                                             494,019           459,987         1,048,683         1,014,102
  Amortization                                              25,056            17,342            40,785            29,058
  Interest on loans and financings                         752,760           635,022           884,598           837,840
  Foreign exchange and indexation charges on loans
  and financings                                         1,448,933           455,201                 -                 -
  Allowance for doubtful accounts                          162,915           153,780           194,356           207,596
  Loans and financings                                           -                 -          (207,268)         (214,491)
  Deferred income tax and social contribution                    -                 -            30,879           (27,877)
  Provisions for contingencies                                   -                 -           (79,672)          (19,881)
   Social security contributions                                 -                 -           (14,228)           (1,048)
                                                         ---------         ---------         ---------         ---------
                                                         2,133,148         2,031,326         2,086,249         2,479,786
                                                         ---------         ---------         ---------         ---------
Decrease (increase) in assets




  Customer accounts receivable                            (262,414)           30,863           (88,475)          153,671
  Receivable from the State Government                     (97,250)          233,809           (92,256)          325,901
  Inventories                                                 (755)           10,889             4,782            17,903
  Recoverable taxes                                         27,415           (22,746)           34,350           (27,893)
  Other accounts receivable                                  9,404           (25,646)           17,013           (31,556)
  Long-term customer accounts receivable                    (1,392)           (3,349)            1,396            (3,200)
  Receivable from the State Government - GESP
  Agreement                                                 41,683          (649,057)          205,876          (813,251)
  Compensation for concession termination                        -                 -            37,641            19,333
  Judicial deposits                                         (7,415)            2,216            (3,344)            5,155
  Other long-term accounts receivable                      (16,271)            2,457           (15,218)            3,938
                                                        -----------       -----------       -----------       ------------
                                                          (306,995)         (420,564)          101,765          (349,999)
                                                        -----------       -----------       -----------       ------------
Increase (decrease) in liabilities
  Accounts payable to suppliers and contractors            (44,412)           24,581           (64,511)           23,085
  Salaries and payroll charges                                 355           (22,215)              114           (30,845)
  Provisions                                                10,083             4,080            (8,728)           (4,020)
  Interest attributed to shareholders' equity                    -           129,571           (94,371)          156,765
  Taxes and contributions                                   17,817             3,986            (2,469)           (4,907)
  Other accounts payable                                     5,224           (17,568)           (4,422)          (29,249)
  Long-term taxes and contributions                        (50,368)          (40,899)          (81,760)          (72,684)
  Other long-term accounts payable                               -             8,329            (4,101)            9,412
                                                        -----------       -----------       -----------       ------------
                                                           (61,301)           89,865          (260,248)           47,557
                                                        -----------       -----------       -----------       ------------
Net cash provided by operating activities                1,764,852         1,700,627         1,927,766         2,177,344
                                                         ---------         ---------         ---------         ---------

                                      67

                                                                             (continued)
Cash flow from investing activities
  Purchases of property, plant and equipment              (585,979)         (694,599)         (681,120)         (908,159)
  Sales of property, plant and equipment                         -             1,401                 -              1,866
  Deferred charges expenditure                             (11,223)          (16,336)          (12,890)          (21,154)
                                                        -----------       -----------       -----------       ------------

Net cash used in investing activities                     (597,202)         (709,534)         (694,010)         (927,447)

Cash flows from financing activities
  Financings - short-term debt
    Repayments                                            (701,752)         (638,061)         (826,895)         (842,294)
  Financings - long-term debt
    Issuances                                              457,371           327,907           561,399           436,142
    Repayments                                            (520,042)         (326,711)         (615,428)         (429,962)

  Payment of interest attributed to shareholders'
  equity                                                  (401,309)         (126,716)         (467,337)         (158,953)

Net cash used in financing activities                   (1,165,732)         (763,581)       (1,348,261)         (995,067)


Net increase in cash and cash equivalents                    1,918           227,521          (114,505)          254,830


  Cash and cash equivalents at the beginning of
  the year                                                 460,220           232,708           576,643           321,813

  Cash and cash equivalents at the end of the year         462,138           460,220           462,138           576,643
                                                        -----------       -----------       -----------       ------------
  Changes in cash and cash equivalents                       1,918           227,512          (114,505)          254,830
                                                        ===========       ===========       ===========       ============
Supplementary information
  Interest paid on loans and financings                    701,752           638,061           826,895           842,294
  Capitalization of interest and financial charges          17,902            18,885            22,044            25,163
  Income tax and social contribution paid                   16,595            33,239            20,485            45,691
  Property, plant and equipment received as
  donations and/or paid with shares                         15,310             5,543            16,988             7,288
                                                        ===========       ===========       ===========       ============

(b)  Statement of Added Value

                                                                                                           Supplementary
                                                                                                            Information
                                                                                                ----------------------------------
                                                                                                       In currency of constant
                                                                  Corporate legislation                   purchasing power
                                                        ------------------------------------    ----------------------------------
                                                         2002       %         2001       %        2002       %       2001       %
                                                        ---------  -----    ---------  -----    ---------  -----  ---------  -----
 Revenues
 Sales and services                                     3,962,436           3,543,508           4,627,814         4,645,783
 Customer accounts receivable written off/
   allowance for doubtful accounts                       (162,915)           (153,780)           (194,356)         (207,596)
 Non-operating                                             (2,864)            (76,645)            (20,600)         (174,859)
                                                    -------------       -------------         ------------       ----------
                                                        3,796,657           3,313,083           4,412,858         4,263,328
                                                    -------------       -------------         ------------       ----------
 Inputs purchased from third parties
 Materials used                                            77,719              58,750              92,536            77,732
 Cost of  sales and services                              572,663             480,626             636,804           629,933
 Materials, electric power, outsourced
    services and other                                    203,982             174,547             179,458           227,789
                                                    -------------       -------------         ------------       ----------
                                                          854,364             713,923             908,798           935,454
                                                    -------------       -------------         ------------       ----------
 Gross added value                                      2,942,293           2,599,160           3,504,060         3,327,874
 Retentions
    (depreciation/amortization)                           519,075             477,329           1,089,468         1,043,160
                                                    -------------       -------------         ------------        ---------
 Net added value produced by
    the Company                                         2,423,218           2,121,831           2,414,592         2,284,714
 Value received from third parties
    Financial income                                      147,250             103,733            (345,306)          (41,646)
                                                    -------------        -------------        ------------        ---------
 Total added value to distribute                        2,570,468  100.0    2,225,564  100.0    2,069,286  100.0  2,243,068  100.0
                                                    =============        =============        ============        =========

 Added value distribution
    Personnel and payroll charges                         805,238   31.3      655,943   29.5      942,976   45.6    884,063   39.4
    Taxes and contributions                               (20,850)  (0.8)     131,123    5.9      180,769    8.7    198,911    8.9
    Interest, rent, etc,                                2,436,596   94.8    1,222,271   54.9      862,148   41.7    726,946   32.4
    Interest  attributed to shareholders' equity         (650,516) (25.3)     216,227    9.7       83,393    4.0    433,148   19.3
                                                    =============        =============        ============        =========

                                      ***

    REPORT OF THE AUDIT COMMITTEE

The undersigned members of the Audit Committee of Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP, in the performance of their legal and statutory duties, have examined the Annual Report of Management, the Balance Sheet as of December 31, 2002, the Statements of Operations, of Changes in Shareholders' Equity and of Changes in Financial Position, and the Notes to these Financial Statements. It is the opinion of this Committee, based on this examination, on the quarterly reviews of the Company's trial balances and on the Report of Independent Accountants on these financial statements and on their explanations, that the documentation examined, which presents fairly the financial position of SABESP at that date, is appropriate to be submitted to the appreciation and approval of the shareholders.


Sao Paulo, March 12, 2003


ARTHUR CORREA DE MELLO NETTO




FRANCISCO MARTINS ALTENFELDER SILVA




LUIZ NELSON PORTO ARAUJO




SANDRA LUCIA FERNANDES MARINHO

Governor of the State of Sao Paulo          Geraldo Alckmin Filho

State Secretary of Water Resources,
Waste, and Public Works                     Mauro Guilherme Jardim Arce


President                                   Mauro Guilherme Jardim Arce

Chief Financial and Investor Relations
Officer                                     Reinaldo Jose Rodriguez de Campos
                                             (responding)
Corporate Management Officer                Reinaldo Jose Rodriguez de Campos
Metropolitan Distribution Officer           Sergio Pinto Parreira
Production & Technology Officer             Antonio Marsiglia Netto
Regional Systems Officer                    Jose Everaldo Vanzo


Board of Directors


Chairman                                    Mauro Guilherme Jardim Arce

Members                                     Fernando Maida Dall'Acqua
                                            Eduardo Refinetti Guardia
                                            Gustavo de Sa e Silva
                                            Andrea Sandro Calabi
                                            Jose Guimaraes Monforte
                                            Fernando Carvalho Braga
                                            Maria Helena Guimaraes de Castro
Audit Committee
Active Members                              Arthur Correa de Mello Netto
                                            Luiz Nelson Porto Araujo
                                            Francisco Martins Altenfelder Silva
                                            Volnir Pontes Junior
                                            Sandra Lucia Fernandes Marinho


Alternate Members                           Bruno Bellissimo Netto
                                            Sandra Maria Giannella
                                            Alexandre Luiz Oliveira de Toledo
                                            Vanildo Rolando Neubauer

     Report of Independent Accountants



     March 12, 2003


     To the Board of Directors and Shareholders
     Companhia de Saneamento Basico
     do Estado de Sao Paulo - SABESP

1 We have audited the financial statements of Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP as of December 31, 2002 and 2001, referred to as "Corporate legislation". These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements.

2 Our audits were conducted in accordance with the auditing standards applicable in Brazil, which require the audits to be performed to obtain assurance about whether the financial statements are fairly presented in all material respects. Therefore, our audits included, among other procedures: (a) the planning, considering the relevance of the balances, the volume of transactions and the Company's accounting and internal control systems, (b) on a test basis, obtaining the evidence of accounting records supporting the amounts and disclosures in the financial statements, and (c) the assessment of the significant accounting principles used, as well as evaluating the overall financial statement presentation.

3 In our opinion, the financial statements referred to as "Corporate legislation" audited by us present fairly, in all material respects, the equity and financial positions of Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP as of December 31, 2002 and 2001, and the results of its operations, the changes in shareholders' equity and the changes in its financial position for the years then ended, in conformity with accounting practices adopted in Brazil.

4 Our audits were conducted for the purpose of expressing an opinion on the financial statements referred to in the first paragraph, taken as whole. The financial statements at December 31, 2002 and 2001, referred to as "In currency of constant purchasing power" prepared in conformity with the methodology described in Note 18 to the financial statements and shown in the columns "Supplementary information", as well as the statements of cash flows and of added value, are presented for purposes of providing supplementary information on the Company and are not required as an integral part of the financial statements or by accounting practices adopted in Brazil. These financial statements at December 31, 2002 and 2001 were subjected to the auditing procedures described in paragraph 2 above and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

     PricewaterhouseCoopers
     Auditores Independentes
     CRC 2SP000160/O-5

     Julio Cesar dos Santos
     Partner
     Contador CRC 1SP137878/O-6